UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2013

Item 1.  Report to Stockholders.

[Calvert VP Small Cap Growth Portfolio Annual Report to Shareholders]

[Calvert VP Income Portfolio Annual Report to Shareholders]

[Calvert VP SRI Balanced Portfolio Annual Report to Shareholders]

[Calvert VP SRI Equity Portfolio Annual Report to Shareholders]

[Calvert VP SRI Mid Cap Growth Portfolio Annual Report to Shareholders]

Calvert VP Small Cap Growth Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS®
an Ameritas company

CALVERT VP SMALL CAP GROWTH PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Eagle Asset Management, Inc., Subadvisor

INVESTMENT PERFORMANCE

For the year ended December 31, 2013, Calvert VP Small Cap Growth Portfolio returned 30.73% versus 43.30% for the Russell 2000 Growth Index. The relative underperformance was primarily due to stock selection in the Information Technology and Health Care sectors.

PROPOSED MERGER

The Directors of the Calvert Variable Series, Inc. have approved a resolution to merge, or reorganize Calvert VP Small Cap Growth Portfolio into Calvert VP Russell 2000 Small Cap Index Portfolio, a series of Calvert Variable Products, Inc. Shareholders of Calvert VP Small Cap Growth Portfolio will be asked to vote on the merger, scheduled for late April 2014, and must approve it before any change may take place. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.

INVESTMENT CLIMATE

The market shrugged off the U.S. Federal Reserve’s (the Fed) tapering and rallied to new highs in the fourth quarter of 2013. Once again, particular strength was evident in our own backyard—the small-cap space—as the “risk-on” trade continued.

In fact, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index’s gain of 34.52% for its strongest-performing year in a decade. Strength in Portfolio returns was broad-based, led by returns for Health Care of 51.6%, Consumer Staples of 48.5%, and Information Technology of 44.9%. Meanwhile, Materials came in light at 27.5%, relative to the benchmark’s strong performance in that sector.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
One year	30.73%
Five year	22.03%
Ten year	9.21%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.17%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

4 www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT

PORTFOLIO STRATEGY

For the year, Information Technology, Health Care and, to a lesser extent, Consumer Discretionary underperformed. Energy was the sole bright spot among sectors for the strategy, generating slight outperformance over the course of the reporting period.

Our worst-performing stocks were ARIAD Pharmaceuticals, Vocera Communications, Fusion-io, Francesca’s Holdings and Monster Worldwide. Investors were caught off-guard when concerns about a greater-than-acceptable reported incidence of blood clots prompted the FDA to unexpectedly halt late-stage clinical trials for ARIAD Pharmaceuticals’ leukemia drug candidate, and we sold the stock. Vocera Communications, a maker of hands-free devices for physicians and hospital personnel, reported substantially weaker-than-expected earnings earlier in the year and lowered guidance on reduced growth probability in the near term.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	16.3%
Consumer Staples	5.2%
Energy	5.0%
Financials	4.5%
Health Care	22.1%
Industrials	18.0%
Information Technology	22.8%
Materials	5.9%
Short-Term Investments	0.2%
Total	100%

Despite a solid product offering, commercial data storage producer Fusion-io has been plagued with customer concentration issues in recent quarters, exacerbated by multiple management departures earlier in the year. Francesca’s Collections is a specialty women’s retailer that missed quarterly estimates and substantially reduced guidance. We sold the stock due to very poor results that challenge its longer-term growth thesis. And the share price of online employment solutions provider Monster Worldwide has waned as the anticipated sale of the company has taken longer than expected.

Our top-performing stocks were United Therapeutics, Salix Pharmaceuticals, Natural Grocers by Vitamin Cottage, Bally Technologies and Genesco. Shares of United Therapeutics jumped toward the end of the period as the FDA announced approval of its drug to improve the ability to exercise for sufferers of pulmonary arterial hypertension (essentially, high blood pressure in the lungs). Salix Pharmaceuticals, which specializes in drugs for gastrointestinal (GI) diseases, continues to benefit from its diverse lineup and has upside potential from the recent acquisition of a competitor that should enhance the scale of its operations.

Natural Grocers by Vitamin Cottage beat top- and bottom-line estimates earlier in the year. Secular trends supporting healthy lifestyles have provided tailwinds as the company expands its square footage, maintains disciplined expense controls, and enhances marketing. Casino gaming systems and equipment producer Bally Technologies announced an acquisition that should add valuable product offerings and increased exposure to Asian gaming markets. Retailer Genesco has continued to leverage its strong positioning in the Journeys footwear and Lids headwear lines to grow earnings as it maintains top market share in those spaces.

OUTLOOK

As valuations increase, the possibility of a correction also increases as the market rises. Nevertheless, in our opinion, valuations—while not cheap—are not excessive either. Important metrics such as domestic housing and autos continue to be strong, employment statistics are improving, and recent economic data from Europe and China has also been encouraging.

The Fed’s gradual tapering has also been well-received. We continue to believe higher interest rates are inevitable and, consequently, continue to believe investors will move out of fixed income and into asset classes producing the highest returns. That should provide continued fuel for the stock-market rally. In our opinion, conditions remain in place for stocks to continue higher, but gains on the magnitude of 2013 would be an unrealistic expectation.

We maintain a neutral outlook on the Energy sector given a relatively muted outlook for commodity prices.

We continue to favor companies that hold drilling rights to the proven sweet spots of prolific basins that

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT 5

should generate superior returns in a downside price environment. That includes Gulfport Energy, which holds the drilling rights to nearly 150,000 net acres in the Utica shale region of Ohio.

In the Materials and Industrials sectors, we continue to favor companies with exposure to end markets we believe will see acceleration in growth—namely, aerospace, building materials and petrochemical processing. Despite the challenging and often unpredictable environment, we continue to see opportunities in Health Care, preferring Medicaid managed care firms such as Centene, which are poised to benefit under the Affordable Health Care Act. Also, drug distribution is experiencing tailwinds as ongoing waves of branded-drug patent expirations give way to increased generic drug distribution, which offers higher margins.

In Financials, recovering credit fundamentals and improving economic activity have improved profitability for many firms. Interest rates are likely to rise over time as the Fed begins tapering its bond purchases. Therefore, we are increasingly focused on companies that can benefit from higher rates and improving credit fundamentals, such as Home Loan Servicing Solutions.

In Information Technology, we are optimistic that the improving macroeconomic environment will provide tailwinds for both consumer and commercial technology spending in 2014. Our favorite commercial themes in 2014 are cybersecurity and software-as-a-service (SaaS). On the consumer side, we believe the Internet-related theme of e-commerce should be a positive for many technology companies. We also expect merger-and-acquisition activity in the sector to continue at an elevated pace in 2014.

January 2014

As of December 31, 2013, the following companies represent the following percentages of Portfolio net assets: ARIAD Pharmaceuticals 0%, Vocera Communications 0%, Fusion-io 0% Francesca’s Holdings 0%, Monster Worldwide 0%, United Therapeutics 2.62%, Salix Pharmaceuticals 1.08%, Natural Grocers 1.90%, Bally Technologies 2.22%, Genesco 3.03%, Gulfport Energy 1.55%, Centene 1.51%, and Home Loan Service Solutions 1.01%. Holdings are subject to change.

6 www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13
Actual	$1,000.00	$1,153.78	$5.64

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.97	$5.29

* Expenses are equal to the Fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP Small Cap Growth Portfolio: We have audited the accompanying statement of net assets of the Calvert VP Small Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Small Cap Growth Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As further explained in Note E to the financial statements, the Board of Directors of the Fund has approved the reorganization of the Fund into the Calvert VP Russell 2000 Small Cap Index Portfolio. The proposed reorganization requires the approval of the Fund’s shareholders.

Philadelphia, Pennsylvania
February 24, 2014

8 www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EQUITY SECURITIES - 100.2%	SHARES	VALUE
Aerospace & Defense - 1.8%
Hexcel Corp.*	11,022	$492,573

Airlines - 1.7%
American Airlines Group, Inc.*	6,485	163,746
JetBlue Airways Corp.*	34,165	292,111
		455,857

Auto Components - 0.8%
Tenneco, Inc.*	3,750	212,138

Biotechnology - 7.6%
Acorda Therapeutics, Inc.*	7,402	216,138
Aegerion Pharmaceuticals, Inc.*	1,955	138,727
Cubist Pharmaceuticals, Inc.*	3,667	252,546
Isis Pharmaceuticals, Inc.*	3,523	140,356
Ophthotech Corp.*	4,440	143,634
Seattle Genetics, Inc.*	5,648	225,299
Theravance, Inc.*	7,093	252,866
United Therapeutics Corp.*	6,345	717,493
		2,087,059

Building Products - 2.1%
PGT, Inc.*	16,306	165,017
Trex Co., Inc.*	3,770	299,828
USG Corp.*	4,277	121,381
		586,226

Capital Markets - 0.8%
Stifel Financial Corp.*	4,425	212,046

Chemicals - 3.0%
Huntsman Corp	13,923	342,506
Quaker Chemical Corp	6,052	466,427
		808,933

Commercial Banks - 1.0%
UMB Financial Corp.	4,147	266,569

Commercial Services & Supplies - 1.3%
Waste Connections, Inc.	8,332	363,525

Communications Equipment - 1.3%
Aruba Networks, Inc.*	7,584	135,754
Ixia*	4,680	62,291
Palo Alto Networks, Inc.*	2,960	170,111
		368,156

Construction & Engineering - 2.1%
Foster Wheeler AG*	7,583	250,391
Northwest Pipe Co.*	8,511	321,375
		571,766

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Construction Materials - 1.6%
Texas Industries, Inc.*	6,371	$438,197

Diversified Consumer Services - 0.8%
Grand Canyon Education, Inc.*	2,290	99,844
Sotheby’s	2,148	114,274
		214,118

Electrical Equipment - 0.8%
Thermon Group Holdings, Inc.*	7,680	209,894

Electronic Equipment & Instruments - 3.8%
Coherent, Inc.*	4,277	318,166
InvenSense, Inc.*	18,269	379,630
IPG Photonics Corp.*	4,523	351,030
		1,048,826

Energy Equipment & Services - 2.3%
Geospace Technologies Corp.*	6,772	642,189

Food & Staples Retailing - 3.3%
Fresh Market, Inc.*	6,288	254,664
Natural Grocers by Vitamin Cottage, Inc.*	12,261	520,479
United Natural Foods, Inc.*	1,730	130,425
		905,568

Food Products - 1.9%
Pinnacle Foods, Inc.	2,060	56,568
WhiteWave Foods Co.*	20,210	463,617
		520,185

Health Care Equipment & Supplies - 6.8%
Align Technology, Inc.*	3,695	211,169
ArthroCare Corp.*	11,810	475,234
Cyberonics, Inc.*	966	63,283
Endologix, Inc.*	3,746	65,330
Natus Medical, Inc.*	2,642	59,445
Sirona Dental Systems, Inc.*	3,928	275,746
The Cooper Co.’s, Inc	3,075	380,808
Thoratec Corp.*	8,981	328,705
		1,859,720

Health Care Providers & Services - 4.2%
Air Methods Corp.*	6,408	373,779
Centene Corp.*	6,985	411,766
MWI Veterinary Supply, Inc.*	367	62,606
Team Health Holdings, Inc.*	6,629	301,951
		1,150,102

Health Care Technology - 1.8%
athenahealth, Inc.*	550	73,975
MedAssets, Inc.*	16,785	332,847
Medidata Solutions, Inc.*	1,292	78,256
		485,078

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hotels, Restaurants & Leisure - 4.3%
Bally Technologies, Inc.*	7,750	$607,988
Chuy’s Holdings, Inc.*	4,455	160,469
Orient-Express Hotels Ltd.*	16,102	243,301
Pinnacle Entertainment, Inc.*	6,512	169,247
		1,181,005

Household Durables - 1.3%
Universal Electronics, Inc.*	9,651	367,800

Insurance - 1.2%
Validus Holdings Ltd.	8,032	323,609

Internet Software & Services - 5.1%
Angie’s List, Inc.*	10,580	160,287
Cornerstone OnDemand, Inc.*	8,471	451,843
Demandware, Inc.*	4,560	292,387
Marin Software, Inc.*	7,688	78,725
Rocket Fuel, Inc.*	1,121	68,930
Trulia, Inc.*	9,724	342,966
		1,395,138

Life Sciences - Tools & Services - 0.7%
Furiex Pharmaceuticals, Inc.*	1,291	54,235
PAREXEL International Corp.*	3,177	143,537
		197,772

Machinery - 5.1%
Chart Industries, Inc.*	2,471	236,326
Colfax Corp.*	5,657	360,294
Manitowoc Co., Inc.	10,418	242,948
Trimas Corp.*	4,251	169,572
WABCO Holdings, Inc.*	2,095	195,694
Woodward, Inc.	4,286	195,485
		1,400,319

Metals & Mining - 1.3%
RTI International Metals, Inc.*	10,556	361,121

Oil, Gas & Consumable Fuels - 2.7%
Diamondback Energy, Inc.*	1,865	98,584
Gulfport Energy Corp.*	6,730	425,000
Oasis Petroleum, Inc.*	2,898	136,119
Western Refining, Inc.	1,630	69,128
		728,831

Pharmaceuticals - 1.1%
Salix Pharmaceuticals Ltd.*	3,270	294,104

Real Estate Investment Trusts - 2.2%
The GEO Group, Inc.	13,088	421,695
Two Harbors Investment Corp	17,965	166,715
		588,410

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Road & Rail - 1.6%
Landstar System, Inc.	4,383	$251,803
Quality Distribution, Inc.*	13,860	177,824
		429,627

Semiconductors & Semiconductor Equipment - 4.2%
Cavium, Inc.*	8,810	304,033
EZchip Semiconductor Ltd.*	5,226	128,612
Kulicke & Soffa Industries, Inc.*	5,246	69,772
SunEdison, Inc.*	12,485	162,929
Teradyne, Inc.*	14,570	256,723
Veeco Instruments, Inc.*	6,850	225,434
		1,147,503

Software - 8.4%
Aspen Technology, Inc.*	6,481	270,906
Concur Technologies, Inc.*	2,533	261,355
Fortinet, Inc.*	14,098	269,695
Guidewire Software, Inc.*	3,908	191,766
Imperva, Inc.*	5,678	273,282
NICE Systems Ltd. (ADR)	6,986	286,146
PTC, Inc.*	4,139	146,479
QLIK Technologies, Inc.*	10,249	272,931
The Ultimate Software Group, Inc.*	1,274	195,202
TIBCO Software, Inc.*	5,557	124,921
		2,292,683

Specialty Retail - 6.8%
Chico’s FAS, Inc	7,296	137,457
Genesco, Inc.*	11,353	829,450
Outerwall, Inc.*	2,582	173,691
The Container Store Group, Inc.*	375	17,479
TravelCenters of America LLC*	6,652	64,790
Vitamin Shoppe, Inc.*	12,159	632,390
		1,855,257

Textiles, Apparel & Luxury Goods - 2.4%
Deckers Outdoor Corp.*	2,340	197,636
Steven Madden Ltd.*	8,261	302,270
Vince Holding Corp.*	4,888	149,915
		649,821

Thrifts & Mortgage Finance - 1.0%
Home Loan Servicing Solutions, Ltd.	12,034	276,421

Total Equity Securities (Cost $18,587,400)		27,388,146

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	PRINCIPAL
TIME DEPOSIT - 0.2%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.083%, 1/2/14	$58,932	$58,932

Total Time Deposit (Cost $58,932)		58,932

TOTAL INVESTMENTS (Cost $18,646,332) - 100.4%		27,447,078
Other assets and liabilities, net - (0.4%)		(105,450)
NET ASSETS - 100%		$27,341,628

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 485,892 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$17,499,965
Accumulated net realized gain (loss)		1,040,917
Net unrealized appreciation (depreciation)		8,800,746

NET ASSETS		$27,341,628

NET ASSET VALUE PER SHARE		$56.27

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
LLC: Limited Liability Corporation

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $503)	$155,478
Interest income	149
Total investment income	155,627

Expenses:
Investment advisory fee	220,268
Transfer agency fees and expenses	3,527
Accounting fees	4,089
Directors’ fees and expenses	4,527
Administrative fees	12,957
Custodian fees	12,420
Reports to shareholders	7,457
Professional fees	26,661
Miscellaneous	8,875
Total expenses	300,781
Reimbursement from Advisor	(31,470)
Net expenses	269,311

NET INVESTMENT INCOME (LOSS)	(113,684)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	2,707,564
Change in unrealized appreciation (depreciation)	4,272,923

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	6,980,487

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,866,803

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income (loss)	($113,684)	($28,789)
Net realized gain (loss)	2,707,564	2,138,373
Change in unrealized appreciation (depreciation)	4,272,923	1,012,506

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,866,803	3,122,090

Distributions to shareholders from:
Net realized gain	(2,213,081)	(857,451)

Capital share transactions:
Shares sold	1,706,378	1,233,000
Reinvestment of distributions	2,213,081	857,451
Shares redeemed	(4,688,062)	(4,453,716)
Total capital share transactions	(768,603)	(2,363,265)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,885,119	(98,626)

NET ASSETS
Beginning of year	23,456,509	23,555,135
End of year	$27,341,628	$23,456,509

CAPITAL SHARE ACTIVITY
Shares sold	31,322	26,247
Reinvestment of distributions	40,719	18,677
Shares redeemed	(85,617)	(96,014)
Total capital share activity	(13,576)	(51,090)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Small Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of five separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such

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securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$27,388,146	—	—	$27,388,146
Other debt obligations	—	$58,932	—	58,932
TOTAL	$27,388,146	$58,932	—	$27,447,078

*For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities,

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as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio’s average daily net assets. Under the terms of the agreement, $19,040 was payable at year end. In addition, $5,418 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is 1.04%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $5,417 was receivable at year end.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .05% of the average daily net assets of the Portfolio. Under the terms of the agreement, $1,120 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $2,008 for the year ended December 31, 2013. Under the terms of the agreement, $165 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,077,686 and $12,060,830, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Long-term capital gain	$2,213,081	$857,451
Total	$2,213,081	$857,451

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$8,975,638
Unrealized (depreciation)	(233,214)
Net unrealized appreciation/(depreciation)	$8,742,424

Undistributed long term capital gain	$1,099,239
Federal income tax cost of investments	$18,704,654

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and real estate investment trusts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses, partnerships, and real estate investments trusts.

Undistributed net investment income	$113,684
Accumulated net realized gain (loss)	6,325
Paid-in capital	(120,009)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2013.

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For the year ended December 31, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$14,039	1.40%	$263,723	April 2013

NOTE E — SUBSEQUENT EVENTS

The Board of Directors has approved the reorganization of the Portfolio into the Calvert VP Russell 2000 Small Cap Index Portfolio and has recommended approval of the reorganization by Portfolio shareholders. A Proxy Statement was mailed to shareholders in February 2014 which contained additional information about the reorganization, as well as voting instructions. If the Portfolio’s shareholders approve the reorganization, the Portfolio will be merged into the Calvert VP Russell 2000 Small Cap Index Portfolio on or about April 30, 2014.

In preparing the financial statements as of December 31, 2013, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2013	2012	2011
Net asset value, beginning	$46.96	$42.78	$43.66
Income from investment operations:
Net investment income (loss)	(.23)	(.06)	(.31)
Net realized and unrealized gain (loss)	14.49	6.02	(.57)
Total from investment operations	14.26	5.96	(.88)
Distributions from:
Net investment income	—	—	—
Net realized gain	(4.95)	(1.78)	—
Total distributions	(4.95)	(1.78)	—
Total increase (decrease) in net asset value	9.31	4.18	(.88)
Net asset value, ending	$56.27	$46.96	$42.78

Total return*	30.73%	14.03%	(2.02%)
Ratios to average net assets: A
Net investment income (loss)	(.44%)	(.12%)	(.64%)
Total expenses	1.16%	1.17%	1.16%
Expenses before offsets	1.04%	1.03%	1.01%
Net expenses	1.04%	1.03%	1.01%
Portfolio turnover	35%	40%	39%
Net assets, ending (in thousands)	$27,342	$23,457	$23,555

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2010 (z)	2009
Net asset value, beginning		$31.75	$23.58
Income from investment operations:
Net investment income (loss)		(.18)	.03
Net realized and unrealized gain (loss)		12.09	8.16
Total from investment operations		11.91	8.19
Distibutions from:
Net investment income		—	(.02)
Total distributions		—	(.02)
Total increase (decrease) in net asset value		11.91	8.17
Net asset value, ending		$43.66	$31.75

Total return*		37.51%	34.73%
Ratios to average net assets: A
Net investment income (loss)		(.53%)	.11%
Total expenses		1.17%	1.14%
Expenses before offsets		1.00%	1.00%
Net expenses		1.00%	1.00%
Portfolio turnover		49%	63%
Net assets, ending (in thousands)		$27,716	$35,934

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

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shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other

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data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one- and three-year periods ended June 30, 2013 and performed at the median of its peer group for the five-year period ended June 30, 2013. The Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2013. The Board took into account management’s plans with respect to the Portfolio. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative

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to the performance of funds with similar investment objectives and to relevant indices.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor had reimbursed a portion of the expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-

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term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three-, and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subad-visory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

28 www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 29

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

30 www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

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Calvert VP Income Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP INCOME PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc.

INVESTMENT PERFORMANCE

For the year ended December 31, 2013, Calvert VP Income Portfolio returned -1.23%. Its benchmark index, the Barclays U.S. Credit Index, returned -2.01% for the same period. The Portfolio’s relative outperformance stemmed primarily from its short duration1 relative to the Index, its allocation to high-yield securities, and its underweight to government-related sectors. Its overweight to intermediate-term bonds detracted from performance.

PROPOSED MERGER

The Directors of the Calvert Variable Series, Inc. have approved a resolution to merge, or reorganize Calvert VP Income Portfolio into Calvert VP Investment Grade Bond Index Portfolio, a series of Calvert Variable Products, Inc. Shareholders of Calvert VP Income Portfolio will be asked to vote on the merger, scheduled for late April 2014, and must approve it before any change may take place. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.

INVESTMENT CLIMATE

In 2013, pronouncements of U.S. fiscal and monetary policy makers triggered investor anxiety, buffeting the financial markets and interest rates. In May, the markets equated the Federal Reserve’s (Fed’s) talk of “tapering” long-term asset purchases, and exit from quantitative easing, with an impending tightening of monetary policy. As a result, yields surged from May to September. Fed leadership spent the rest of the year trying to calm the markets before finally announcing the imminent onset of the taper in December.

Overall, the fixed-income markets largely ended the year in negative territory, with the Barclays U.S. Credit Index returning -2.01%. High-yield bonds were the one bright spot, returning 7.42%. Meanwhile, many equity indices registered all-time highs during the year, including the S&P 500 Index, which gained 32.39% for 2013.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
One year	-1.23%
Five year	7.76%
Ten year	4.50%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.08%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

4 www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT

Throughout the year, concerns about the fiscal cliff, government shutdown, and debt ceiling kept investors and the markets on edge. In December, politicians passed a two-year budget deal that pushed the threat of another government shutdown well into the future. However, federal spending cuts knocked about 1.5 points off gross domestic product (GDP) growth for the year.

Despite periodic drama from policy makers, the U.S. economic landscape improved over the year—consensus forecasts expect the economy’s growth rate to be about 2.4% in 2013, up from 2.0% in 2012. While signaling improvement, this falls well short of the 50-year average GDP growth rate of 3.1%.

Personal consumption and the housing sector were steady contributors to growth. The quality of household balance sheets improved, offering hope for increased consumption in 2014. Stocking of business inventories also supported growth later in the year.

The unemployment rate fell from 7.8% in December 2012 to 7% as of December 2013. Corporate payrolls grew at an average monthly pace of 191,000; however, the labor force participation rate declined to 63%, the lowest level since 1978. The Consumer Price Index, the Fed’s main inflation measure, declined to a 0.7% yearly rate from 1.5%.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	77.5%
Financial Institutions	32.1%
Industrial	42.7%
Utility	2.7%
Government Related	1.8%
Agency	0.4%
Local Authority	1.4%
Municipal	0.7%
Education	0.2%
Utility	0.5%
Securitized	8.5%
Asset-Backed Securities	2.8%
Commercial Mortgage-Backed
Securities	4.7%
Covered	1.0%
Short-Term Investments	3.5%
Treasury	8.0%
Total	100%

After setting a year-low of 1.6% in early May, the ten-year Treasury note yield rose to 3% by year-end. Shorter-maturity yields remained quite tame, pinned down by the Fed’s near-zero interest-rate policy, which is now expected to persist into 2015.

Looking ahead, fiscal policy is likely to be less restrictive in 2014. The economy should continue to expand moderately, yet excess slack may persist as the effects of the financial crisis and deep recession work their way out of the system. Although the Fed remains committed to near-zero money market rates, it should gradually wind down asset purchases. We do not expect a policy target interest rate hike until later in 2015. Long-term interest rates may stay elevated compared to recent-year lows, yet remain quite low by historical standards.

PORTFOLIO STRATEGY

Throughout the reporting period, the Portfolio navigated a challenging fixed-income climate, outperforming its benchmark but ultimately producing a slight negative return. The Portfolio’s allocation to high-yield corporate bonds, which are not included in the Index, were a positive contributor to performance, as this sector outperformed.

The fixed-income environment saw increased volatility in the second half of the reporting period. In the third quarter of 2013, credit spreads2 greatly compressed after widening during the sell-off of bonds in the second quarter, allowing most bond-market sectors to outperform comparable-duration Treasuries. Not only did corporate bonds and other credit-sensitive sectors outperform Treasuries, but lower-rated securities outperformed higher-rated bonds, and high-yield bonds performed best. (High-yield bond prices typically are not as closely linked to Treasury yields as are investment-grade corporate bonds.) The Portfolio’s underweight to government-related sectors—and its overweight to corporate bonds, including an out-of-benchmark stake in high yield—benefited from the trend. However, an underweight to insurance and banking industry holdings detracted from performance as these sectors outperformed.

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 5

The Portfolio’s results relative to the Index were also aided by a relative short duration strategy, partially implemented using Treasury futures. With longer-term bond yields rising and prices falling for much of the year, a comparatively short duration was a helpful strategy for protecting against losses.

The Portfolio’s overall positioning was beneficial for the year as a whole. Its opportunistic allocation to high-yield securities was a positive contributor. And while an overweight to the intermediate part of the yield curve detracted from performance, a relatively short duration that helped limit interest-rate sensitivity were positives. We intend to maintain these strategic positions for the intermediate investment horizon.

OUTLOOK

We expect the economy to continue to advance, but not without continued turbulence as politics and policy makers continue to battle over budgets, debts, and spending. For 2014 as a whole, there is a reasonable chance that the rate of GDP growth could fail to reach 2.5%, but there is also reason to be more optimistic than in recent years. Assuming growth continues at a modest pace, with minimal inflation and a soft labor market, we expect a Janet Yellen-led Fed to move slowly, tapering its QE policy gradually and postponing any actual interest-rate hikes to 2015 or 2016.

As the economic environment continues to normalize, we would expect interest rates to become somewhat more sensitive to positive economic data. This would suggest that we continue the Portfolio’s bias toward a relatively short duration, only picking up longer-duration issues when yields are attractive versus the rate risk. In our opinion, investment-grade corporate bonds are likely to outperform Treasuries, as the economy improves and as investors continue to search for higher-yield bond investments. Thus, the Fund is likely to maintain its overweight in investment-grade corporates, high-yield bonds, securitized issues (CMBS, ABS) and other spread products.

January 2014

1. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

2. Credit spreads measure the difference in yield between a corporate bond and a Treasury security with a comparable maturity.

6 www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURINGPERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$1,012.78	$4.31

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.92	$4.33

* Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP Income Portfolio: We have audited the accompanying statement of net assets of the Calvert VP Income Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Income Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As further explained in Note F to the financial statements, the Board of Directors of the Fund has approved the reorganization of the Fund into the Calvert VP Investment Grade Bond Index Portfolio. The proposed reorganization requires the approval of the Fund’s shareholders.

Philadelphia, Pennsylvania
February 24, 2014

8 www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

	PRINCIPAL
ASSET-BACKED SECURITIES - 2.0%	AMOUNT	VALUE
American Credit Acceptance Receivables Trust:
1.64%, 11/15/16 (e)	$46,269	$46,358
2.84%, 5/15/19 (e)	90,000	90,187
AmeriCredit Automobile Receivables Trust, 5.19%, 8/17/15	65,477	66,192
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	98,875	98,763
Flagship Rail Services LLC, 3.08%, 4/15/43 (e)	179,954	175,744
MVW Owner Trust, 2.15%, 4/22/30 (e)	90,821	91,110
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	75,000	75,601

Total Asset-Backed Securities (Cost $648,139)		643,955

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.8%
Fannie Mae Connecticut Avenue Securities:
2.165%, 10/25/23 (r)	97,517	97,962
5.415%, 10/25/23 (r)	100,000	105,863
Structured Agency Credit Risk Debt Notes, 1.618%, 11/25/23 (r)	68,219	68,062

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $272,785)		271,887

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.6%
Aventura Mall Trust, 3.743%, 12/5/32 (e)(r)	100,000	98,675
BWAY Mortgage Trust, 2.809%, 3/10/33 (e)	200,000	190,936
Extended Stay America Trust:
2.958%, 12/5/31 (e)	130,000	126,151
3.604%, 12/5/31 (e)	125,000	122,036
GS Mortgage Securities Corp. II:
1.618%, 11/8/29 (e)(r)	370,000	368,639
3.007%, 12/10/30 (e)	155,000	139,413
Madison Avenue Trust, 3.843%, 10/12/32 (e)	250,000	257,248
Motel 6 Trust, 2.743%, 10/5/25 (e)	150,000	148,775
ORES NPL LLC, 3.081%, 9/25/25 (e)	87,365	87,370

Total Commercial Mortgage-Backed Securities (Cost $1,571,806)		1,539,243

CORPORATE BONDS - 78.6%
21st Century Fox America, Inc., 5.40%, 10/1/43 (e)	100,000	101,256
AbbVie, Inc.:
2.90%, 11/6/22	200,000	186,931
4.40%, 11/6/42	150,000	139,901
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	96,336	—
Amazon.com, Inc., 2.50%, 11/29/22	200,000	180,285
America Movil SAB de CV, 2.375%, 9/8/16	100,000	102,917
American Express Centurion Bank, 0.689%, 11/13/15 (r)	250,000	251,130
American International Group, Inc., 4.875%, 6/1/22	250,000	268,706
Amgen, Inc., 2.50%, 11/15/16	50,000	51,748
Anadarko Petroleum Corp., 6.375%, 9/15/17	100,000	114,807
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	100,000	91,835
4.00%, 1/17/43	100,000	88,899
Apple, Inc., 3.85%, 5/4/43	200,000	167,085
ArcelorMittal, 5.00%, 2/25/17	150,000	160,875

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 9

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
AT&T, Inc.:
2.95%, 5/15/16	$100,000	$104,275
3.00%, 2/15/22	225,000	211,985
Autodesk, Inc., 1.95%, 12/15/17	200,000	197,847
Bank of America Corp.:
5.25%, 12/1/15	200,000	214,531
3.30%, 1/11/23	300,000	283,880
Bank of America NA, 5.30%, 3/15/17	650,000	716,444
Bank of New York Mellon Corp.:
1.70%, 11/24/14	100,000	101,081
2.40%, 1/17/17	50,000	51,172
Bank of Nova Scotia, 1.85%, 1/12/15	225,000	228,408
Barrick North America Finance LLC, 5.75%, 5/1/43	100,000	89,920
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	200,000	191,731
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	540,000	591,975
Boston Properties LP:
3.70%, 11/15/18	100,000	105,488
3.85%, 2/1/23	100,000	97,705
BP Capital Markets plc, 3.245%, 5/6/22	200,000	193,852
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	200,000	210,000
Capital One Bank, 3.375%, 2/15/23	200,000	185,936
Cash America International, Inc., 5.75%, 5/15/18 (e)	200,000	190,000
Cemex SAB de CV, 5.247%, 9/30/15 (e)(r)	200,000	206,500
CenturyLink, Inc.:
5.80%, 3/15/22	150,000	148,125
7.65%, 3/15/42	100,000	89,250
Chevron Corp., 3.191%, 6/24/23	100,000	95,995
CIT Group, Inc., 5.25%, 3/15/18	100,000	107,250
Citigroup, Inc.:
3.953%, 6/15/16	400,000	425,561
4.45%, 1/10/17	400,000	433,520
3.50%, 5/15/23	100,000	93,179
CNOOC Curtis Funding No. 1 Pty. Ltd., 4.50%, 10/3/23 (e)	100,000	99,248
Colgate-Palmolive Co., 1.30%, 1/15/17	50,000	49,902
Comcast Corp., 3.125%, 7/15/22	100,000	95,430
COX Communications, Inc., 3.25%, 12/15/22 (e)	100,000	90,488
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	300,000	314,738
Cummins, Inc., 4.875%, 10/1/43	100,000	100,149
CVS Pass-Through Trust, 6.036%, 12/10/28	105,122	115,646
Daimler Finance North America LLC, 2.625%, 9/15/16 (e)	200,000	206,820
DDR Corp., 4.75%, 4/15/18	300,000	323,621
Discover Financial Services, 3.85%, 11/21/22	200,000	189,634
Dow Chemical Co.:
3.00%, 11/15/22	100,000	93,264
4.375%, 11/15/42	100,000	87,803
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75,000	72,330
Ecolab, Inc., 4.35%, 12/8/21	150,000	155,540
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	400,000	442,000
ERP Operating LP, 4.625%, 12/15/21	100,000	105,426
Excalibur One 77B LLC, 1.492%, 1/1/25	42,159	39,754
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20	100,000	107,000
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	200,000	213,108
4.25%, 2/3/17	100,000	107,577
5.875%, 8/2/21	200,000	226,742

10 www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20	$240,000	$233,168
5.45%, 3/15/43	50,000	47,852
General Electric Capital Corp.:
2.90%, 1/9/17	300,000	313,191
4.625%, 1/7/21	100,000	109,045
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%, 6/18/19 (e)	400,000	418,953
General Electric Co., 4.125%, 10/9/42	100,000	92,386
Genworth Holdings, Inc., 4.80%, 2/15/24	100,000	98,776
Glencore Funding LLC:
1.396%, 5/27/16 (e)(r)	100,000	99,532
1.604%, 1/15/19 (e)(r)	200,000	196,180
Goldman Sachs Group, Inc.:
2.375%, 1/22/18	200,000	200,760
2.90%, 7/19/18	200,000	203,535
5.75%, 1/24/22	550,000	619,128
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	100,000	108,921
Hershey Co., 1.50%, 11/1/16	50,000	50,437
Innovation Ventures LLC / Innovation Ventures Finance Corp., 9.50%, 8/15/19 (e)	150,000	144,750
International Business Machines Corp., 2.90%, 11/1/21	100,000	96,214
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	27,324	27
John Deere Capital Corp.:
1.25%, 12/2/14	75,000	75,662
2.00%, 1/13/17	50,000	50,847
JPMorgan Chase & Co.:
1.80%, 1/25/18	250,000	247,806
3.20%, 1/25/23	600,000	568,816
Kansas City Southern de Mexico SA de CV, 8.00%, 2/1/18	100,000	105,000
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	150,000	157,875
Kern River Funding Corp., 6.676%, 7/31/16 (e)	27,382	30,006
Kia Motors Corp., 3.625%, 6/14/16 (e)	150,000	156,654
Kraft Foods Group, Inc., 3.50%, 6/6/22	100,000	97,459
Kroger Co., 3.85%, 8/1/23	100,000	98,456
Laboratory Corporation of America Holdings, 4.00%, 11/1/23	100,000	96,091
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	300,000	288,000
Leucadia National Corp., 5.50%, 10/18/23	300,000	299,825
Life Technologies Corp., 6.00%, 3/1/20	100,000	114,902
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	200,000	185,918
Lowe’s Co.’s, Inc., 3.875%, 9/15/23	100,000	100,544
LYB International Finance BV, 5.25%, 7/15/43	100,000	100,524
LyondellBasell Industries NV, 6.00%, 11/15/21	100,000	115,011
MetLife, Inc., 4.875%, 11/13/43	100,000	98,144
Molson Coors Brewing Co., 5.00%, 5/1/42	100,000	97,845
Morgan Stanley:
4.75%, 4/1/14	100,000	100,795
2.125%, 4/25/18	300,000	297,412
4.10%, 5/22/23	200,000	193,550
Nationwide Health Properties, Inc., 6.59%, 7/7/38	70,000	77,704
NBCUniversal Media LLC:
2.875%, 1/15/23	100,000	92,578
4.45%, 1/15/43	200,000	179,165
NetApp, Inc., 3.25%, 12/15/22	100,000	90,077
New York Life Global Funding, 1.65%, 5/15/17 (e)	50,000	50,055
NII Capital Corp.:
10.00%, 8/15/16	100,000	53,000
7.625%, 4/1/21	100,000	41,000

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
NII International Telecom SCA, 11.375%, 8/15/19 (e)	$100,000	$83,500
Nissan Motor Acceptance Corp., 2.65%, 9/26/18 (e)	100,000	100,059
Northrop Grumman Corp., 3.25%, 8/1/23	150,000	139,913
PacifiCorp:
2.95%, 2/1/22	250,000	240,295
4.10%, 2/1/42	100,000	90,336
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18 (e)	300,000	301,765
PepsiCo, Inc., 2.75%, 3/5/22	100,000	95,010
Pernod Ricard SA:
4.45%, 1/15/22 (e)	250,000	252,888
4.25%, 7/15/22 (e)	50,000	49,873
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	277,322
ProLogis LP, 6.875%, 3/15/20	37,000	43,579
Regions Bank, 7.50%, 5/15/18	100,000	118,329
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200,000	196,184
Rio Tinto Finance USA plc, 3.50%, 3/22/22	150,000	147,198
Royal Bank of Canada, 1.20%, 9/19/18	345,000	341,837
SABMiller Holdings, Inc., 3.75%, 1/15/22 (e)	255,000	255,951
Sanofi SA, 1.25%, 4/10/18	100,000	97,361
SBA Tower Trust, 2.24%, 4/15/43 (e)	180,000	177,068
Shell International Finance BV:
2.25%, 1/6/23	200,000	178,585
4.55%, 8/12/43	100,000	97,534
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	250,000	268,125
9.00%, 5/1/18 (e)	100,000	101,750
Standard Chartered plc, 3.95%, 1/11/23 (e)	200,000	185,504
SunTrust Bank, 0.528%, 8/24/15 (r)	300,000	297,525
Telefonica Emisiones SAU, 3.992%, 2/16/16	100,000	105,040
Time Warner Cable, Inc., 5.50%, 9/1/41	100,000	82,861
Time Warner, Inc.:
4.00%, 1/15/22	90,000	91,137
3.40%, 6/15/22	200,000	195,169
5.375%, 10/15/41	100,000	101,150
4.90%, 6/15/42	200,000	189,858
Toronto-Dominion Bank, 2.375%, 10/19/16	100,000	103,823
Toyota Motor Credit Corp., 2.05%, 1/12/17	100,000	102,199
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	100,000	88,969
United Technologies Corp., 4.50%, 6/1/42	100,000	97,109
UnitedHealth Group, Inc.:
3.375%, 11/15/21	50,000	49,383
4.625%, 11/15/41	50,000	47,231
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	400,000	413,944
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	250,000	231,621
Verizon Communications, Inc.:
5.15%, 9/15/23	300,000	322,108
6.40%, 9/15/33	200,000	230,024
6.55%, 9/15/43	350,000	409,486
Volkswagen International Finance NV, 0.858%, 4/1/14 (e)(r)	300,000	300,288
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	300,000	274,500
Wal-Mart Stores, Inc.:
2.55%, 4/11/23	100,000	91,367
4.00%, 4/11/43	150,000	133,497
Xstrata Finance Canada Ltd.:
2.85%, 11/10/14 (e)	100,000	101,388
3.60%, 1/15/17 (e)	125,000	130,384

12 www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Zoetis, Inc., 4.70%, 2/1/43	$100,000	$93,466

Total Corporate Bonds (Cost $26,119,229)		26,125,274

MUNICIPAL OBLIGATIONS - 0.2%
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	55,000	56,794

Total Municipal Obligations (Cost $55,000)		56,794

SOVEREIGN GOVERNMENT BONDS - 1.3%
Province of Ontario Canada, 2.45%, 6/29/22	400,000	369,908
Province of Quebec Canada, 2.625%, 2/13/23	75,000	68,891

Total Sovereign Government Bonds (Cost $473,378)		438,799

U.S. TREASURY OBLIGATIONS - 7.9%
United States Treasury Bonds, 3.625%, 8/15/43	865,000	816,884
United States Treasury Notes:
1.50%, 12/31/18	330,000	326,289
2.375%, 12/31/20	195,000	194,238
2.75%, 11/15/23	1,325,000	1,296,222

Total U.S. Treasury Obligations (Cost $2,684,104)		2,633,633

TIME DEPOSIT - 3.4%
State Street Bank Time Deposit, 0.083%, 1/2/14	1,138,076	1,138,076

Total Time Deposit (Cost $1,138,076)		1,138,076

TOTAL INVESTMENTS (Cost $32,962,517) - 98.8%		32,847,661
Other assets and liabilities, net - 1.2%		385,280
NET ASSETS - 100%		$33,232,941

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 2,097,624 shares of common stock outstanding;
$0.01 par value, 3,000,000,000 shares authorized		$40,385,004
Undistributed net investment income		97,974
Accumulated net realized gain (loss)		(7,150,002)
Net unrealized appreciation (depreciation)		(100,035)

NET ASSETS		$33,232,941

NET ASSET VALUE PER SHARE		$15.84

See notes to financial statements.

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			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
5 Year U.S. Treasury Notes	3	3/14	$357,938	($238)
Ultra U.S. Treasury Bonds	1	3/14	136,250	(626)
Total Purchased				($864)

Sold:
2 Year U.S. Treasury Notes	7	3/14	$1,538,688	($9)
10 Year U.S. Treasury Notes	7	3/14	861,328	15,694
Total Sold				$15,685

(b) This security was valued under the direction of the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

14 www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$1,277,676
Total investment income	1,277,676

Expenses:
Investment advisory fee	142,769
Transfer agent fees and expenses	42,459
Directors’ fees and expenses	6,658
Administrative fees	107,076
Accounting fees	6,013
Custodian fees	34,951
Reports to shareholders	13,353
Professional fees	41,154
Miscellaneous	7,031
Total expenses	401,464
Reimbursement from Advisor	(97,954)
Net expenses	303,510

NET INVESTMENT INCOME	974,166

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(1,229,575)
Futures	81,453
(1,148,122)

Change in unrealized appreciation (depreciation) on:
Investments	(277,365)
Futures	15,480
(261,885)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,410,007)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($435,841)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$974,166	$1,239,697
Net realized gain (loss)	(1,148,122)	79,529
Change in unrealized appreciation (depreciation)	(261,885)	1,966,582

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(435,841)	3,285,808

Distributions to shareholders from:
Net investment income	(1,019,249)	(1,312,578)
Total distributions	(1,019,249)	(1,312,578)

Capital share transactions:
Shares sold	3,110,189	1,971,512
Reinvestment of distributions	1,019,249	1,312,578
Shares redeemed	(8,236,002)	(7,190,146)
Total capital share transactions	(4,106,564)	(3,906,056)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,561,654)	(1,932,826)

NET ASSETS
Beginning of year	38,794,595	40,727,421
End of year (including undistributed net investment income
of $97,974 and $141,385, respectively)	$33,232,941	$38,794,595

CAPITAL SHARE ACTIVITY
Shares sold	191,942	118,357
Reinvestment of distributions	64,347	79,214
Shares redeemed	(504,817)	(436,757)
Total capital share activity	(248,528)	(239,186)

See notes to financial statements.

16 www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Income Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of five separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, securities valued at $27, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

18 www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	—	$643,955	—	$643,955
Collateralized mortgage-backed obligations	—	271,887	—	271,887
Commercial mortgage-backed securities	—	1,539,243	—	1,539,243
Corporate debt	—	26,125,247	$27	26,125,274
Municipal obligations	—	56,794	—	56,794
U.S. government obligations	—	2,633,633	—	2,633,633
Other debt obligations	—	1,576,875	—	1,576,875
TOTAL	—	$32,847,634	$27**	$32,847,661
Other financial instruments***	$14,821	—	—	$14,821

* For a complete listing of investments, please refer to the Statement of Net Assets. ** Level 3 securities represent 0.0% of net assets.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in 2 year, 5 year, 10 year, and Ultra U.S. Treasury Notes and Bond Futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 10 contracts and $305,746 weighted average notional value.

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Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 14.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Portfolio earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Portfolio’s average daily net assets. Under the terms of the agreement, $11,355 was payable at year end. In addition, $4,667 was payable at year end for operating expenses paid by the Advisor during December 2013.

20 www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .85%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $9,586 was receivable at year end.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% of the average daily net assets of the Portfolio. Under the terms of the agreement, $8,516 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $2,987 for the year ended December 31, 2013. Under the terms of the agreement, $227 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $38,000,168 and $37,192,051, respectively. U.S. Government security purchases and sales were $44,139,995 and $44,727,858, respectively.

The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2013, there were no such transactions.

Capital Loss Carryforwards
Expiration Date:
31-Dec-15	($2,920,797)
31-Dec-16	(1,237,349)
31-Dec-17	(1,654,294)
31-Dec-18	(175,128)

No Expiration Date:
Short-term	($235,951)
Long-term	(892,554)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

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The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$1,019,249	$1,312,578
Total	$1,019,249	$1,312,578

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$736,039
Unrealized (depreciation)	(870,003)
Net unrealized appreciation/(depreciation)	($133,964)
Undistributed ordinary income	$97,974
Capital loss carryforward	($7,116,073)
Federal income tax cost of investments	$32,981,625

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$1,672
Accumulated net realized gain (loss)	(1,672)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2013.

NOTE E — REGULATORY MATTERS

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Portfolio’s securities was then being fair valued. The Advisor and the Board of Directors subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through October 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Directors, the Advisor contributed $243,250 to the Portfolio to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

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Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Portfolio to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Portfolio.

NOTE F — SUBSEQUENT EVENTS

The Board of Directors has approved the reorganization of the Portfolio into the Calvert VP Investment Grade Bond Index Portfolio and has recommended approval of the reorganization by Portfolio shareholders. A Proxy Statement was mailed to shareholders in February 2014 which contained additional information about the reorganization, as well as voting instructions. If the Portfolio’s shareholders approve the reorganization, the Portfolio will be merged into the Calvert VP Investment Grade Bond Index Portfolio on or about April 30, 2014.

In preparing the financial statements as of December 31, 2013, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2013	2012	2011
Net asset value, beginning	$16.54	$15.75	$15.82
Income from investment operations:
Net investment income	.48	.56	.68
Net realized and unrealized gain (loss)	(.68)	.81	(.06)
Total from investment operations	(.20)	1.37	.62
Distributions from:
Net investment income	(.50)	(.58)	(.69)
Total distributions	(.50)	(.58)	(.69)
Total increase (decrease) in net asset value	(.70)	.79	(.07)
Net asset value, ending	$15.84	$16.54	$15.75

Total return*	(1.23%)	8.68%	3.91%
Ratios to average net assets: A
Net investment income	2.73%	3.11%	3.50%
Total expenses	1.12%	1.08%	1.02%
Expenses before offsets	.85%	.84%	.82%
Net expenses	.85%	.84%	.82%
Portfolio turnover	247%	240%	175%
Net assets, ending (in thousands)	$33,233	$38,795	$40,727

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2010	2009
Net asset value, beginning		$15.35	$13.40
Income from investment operations:
Net investment income		.74	.86
Net realized and unrealized gain (loss)		.46	1.93
Total from investment operations		1.20	2.79
Distributions from:
Net investment income		(.73)	(.84)
Total distributions		(.73)	(.84)
Total increase (decrease) in net asset value		.47	1.95
Net asset value, ending		$15.82	$15.35

Total return*		7.80%	20.86%
Ratios to average net assets: A
Net investment income		4.10%	4.56%
Total expenses		.92%	.94%
Expenses before offsets		.81%	.81%
Net expenses		.81%	.81%
Portfolio turnover		172%	268%
Net assets, ending (in thousands)		$53,750	$60,916

See notes to financial highlights.

24 www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

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shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to

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the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio’s performance was above the median of its peer group for the one-year period ended June 30, 2013 and below the median of its peer group for the three- and five-year periods ended June 30, 2013. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2013 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2013. The Board took into account management’s discussion of the Portfolio’s performance as well as management’s plans with respect to the Portfolio. Based upon its review, the Board concluded that appropriate action had been taken to address the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio

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with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action has been taken to address the Portfolio’s performance; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

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Calvert VP SRI Balanced Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS®
an Ameritas. company

CALVERT VP SRI BALANCED PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc. (CIM)

INVESTMENT PERFORMANCE

For the 12-month period ended December 31, 2013, Calvert VP SRI Balanced Portfolio Class I shares returned 18.00%, underper-forming the Russell 1000 Index return of 33.11% due to the Portfolio’s asset allocation strategy. The Portfolio allocates approximately 40% of assets to bonds, and stocks strongly outperformed relative to bonds during the period. However, the Portfolio performed in-line with the blended return from the Balanced Composite Benchmark, a mix of market indices that more closely reflects the Portfolio’s asset allocation strategy, which returned 17.97% for the period.

The Portfolio benefited from Calvert’s tactical asset allocation decisions, the strong performance of the equity portion of the Portfolio relative to its asset class benchmark, the Russell 1000 Index, as well as the outperformance of the fixed-income portfolio managed by CIM relative to its asset class benchmark, the Barclays U.S. Credit Index.

INVESTMENT CLIMATE

The equity markets finished 2013 on a strong note, with many indices registering all-time highs, despite mixed economic signals and concerns over the Federal Reserve’s (Fed’s) “tapering” of long-term asset purchases and exit from quantitative easing. In May, the markets equated the Fed’s talk of “tapering” long-term asset purchases, and exit from quantitative easing, with an impending tightening of monetary policy. As a result, yields surged from May to September. Fed leadership spent the rest of the year trying to calm the markets before finally announcing the imminent onset of the taper in December.

While much of the market commentary during the year focused on what was happening at the Fed, an important and sometimes overlooked driver of economic activity was the

	AVERAGE ANNUAL TOTAL RETURN
	(period ended 12.31.13)
	Class I	Class F*
One year	18.00%	17.97%
Five year	13.88%	13.87%
Ten year	5.33%	5.33%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I shares is 0.90%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Calvert VP SRI Balanced Portfolio first offered Class F shares on October 18, 2013. Performance prior to that date reflects the performance of Class I shares. Actual Class F share performance would have been different.

** The Balanced Composite Benchmark is an internally constructed index comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.

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improving health of the consumer balance sheet.

As the overall economic recovery stabilized, improvements in the labor and housing markets, coupled with robust equity market performance, all contributed to further strengthen the consumer balance sheet. As a result, U.S. consumer confidence and spending have recovered considerably from post-financial-crisis lows and are now contributing to GDP growth. Growing consumer confidence and reduced risk aversion also helped keep volatility subdued during the year as macro-risks faded from the forefront and investors shifted their attention to nascent signs of growth in the global economy.

% OF TOTAL
INVESTMENTS
ASSET ALLOCATION	at 12.31.13
Equity	59%
Fixed Income	32%
Short-Term Investments	9%
Total	100%

Stocks were the top-performing asset class for the year, led by U.S. equities with the Russell 3000 Index, representing the total equity market, returning 33.55% and outperforming international stocks as the MSCI EAFE Index returned 23.29%. Bonds produced a negative return for the first time in more than a decade as the Barclays U.S. Aggregate Bond Index returned -2.02%.

PORTFOLIO STRATEGY

Asset Allocation

The Portfolio benefited from a series of tactical asset allocation decisions executed during the period, particularly the decision to increase equity exposure at the end of 2012. This resulted in greater gains during the January 2013 “relief rally” following the last-minute fiscal cliff deal. Throughout the year, the Portfolio maintained a consistent overweight to equities relative to its policy target of 60%, allowing the Portfolio to benefit from rising equity markets. But we reduced equity exposure several times to prevent it from drifting significantly beyond its policy target. Exchange traded index futures and Treasury futures were used to facilitate a more efficient and cost-effective rebalancing process when implementing tactical asset allocation decisions.

The Portfolio’s current policy calls for a 60% allocation to equities, 35% to fixed income, and 5% to cash (a small additional amount of cash is held in each of the equity and fixed income allocations for liquidity purposes). This reflects CIM’s Asset Allocation Committee’s strategic decision in August 2013 to increase cash to 5% while reducing fixed income from 40% to 35%. Given the challenging investment climate facing fixed income assets, and the potential for negative bond returns over the next several quarters, CIM believes this provides an appropriate buffer for the less risky (non-equity) portion of the Portfolio.

The allocation to cash and resulting underweight in fixed income detracted from performance as bonds produced a positive return from August through the end of the year and cash returned just 0.02%. However, we believe the Portfolio is well-positioned to navigate through the likely increased volatility in bond markets as the Fed tapers.

Equity

Large-cap stocks posted impressive returns for the year and good stock selection further contributed to the Portfolio’s performance. Stock selection in the Energy, Consumer Discretionary, Consumer Staples and Materials sectors produced strong performance relative to the Russell 1000 Index. An overweight to the Consumer Staples and Discretionary sectors and an underweight to Utilities also proved beneficial.

Highlights include oil and gas company Pioneer Natural Resources, which gained over 100% from an announced increase in production. Priceline.com gained 70% from increasing market share.1 In Consumer Staples, Walgreens gained 63% after announcing a strategic alliance with AmerisourceBergen and Alliance Boots to provide comprehensive distribution of branded and generic drugs. Materials holding Ecolab rose 49% after increasing guidance for 2013 earnings.

These positive contributions were partially offset by stock selection within Information Technology and Industrials. Technology infrastructure company EMC Corporation, and networking application company F5

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 5

Networks suffered losses as financial performance fell short of analysts’ estimates for 2013 revenue and earnings growth. Deere & Company gained just 2% as the company’s revenue and income growth rates slowed.

Bonds

The Portfolio’s overall fixed-income positioning was beneficial amid a challenging fixed-income climate in 2013, with increased volatility in the second half of the year. After credit spreads2 widened during the bond sell-off in the second quarter, they greatly compressed in the third quarter, helping most bond-market sectors outperform comparable-duration Treasuries.3 Also, lower-rated securities outperformed higher-rated bonds, with high-yield bonds performing best. (High-yield bond prices typically are not as closely linked to Treasury yields as are investment-grade corporate bonds.) The Portfolio’s underweight to government-related sectors—and its overweight to corporate bonds, including an out-of-benchmark stake in high yield4—benefited from the trend. However, an underweight to insurance and banking industry holdings detracted from performance, as these sectors outperformed. An overweight to the intermediate part of the yield curve also detracted from performance. However, with longer-term bond yields rising and prices falling for much of the year, our shorter duration than the benchmark helped performance. The Portfolio uses Treasury futures to hedge its interest-rate and yield curve positions.

OUTLOOK

We expect the U.S. economic recovery to continue gaining strength into 2014 and provide a firm foundation for continued improvements in growth and employment, even in the face of the Fed’s tapering activities. A bigger question is whether equity valuations already reflect current growth expectations, or whether there is room for continued price/earnings multiple expansion in 2014. Returns of near 30% in 2013 already include a substantial component of multiple expansion, so financial markets may need to rest a bit to digest that expansion before moving any higher. However, we do think improvements in the consumer balance sheet and employment, combined with likely continued headwinds in fixed income, mean that more people will be ready to invest, especially into equities.

As the economic environment continues to normalize, we expect interest rates to become somewhat more sensitive to positive economic data. As a result, we plan to continue the fixed-income portfolio’s relatively short duration, only picking up longer-duration issues when yields are attractive versus the rate risk. In our opinion, investment-grade corporate bonds are likely to outperform Treasuries as the economy improves and investors continue to search for higher yields.

January 2014

1. Performance represents the period the holding was in the portfolio.

2. Credit spreads measure the difference in yield between a corporate bond and a Treasury security with a comparable maturity.

3. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

4. Includes non-rated securities deemed equivalent by the investment adviser.

The following holdings represent the following percentages of Portfolio net assets as of December 31, 2013: Pioneer Natural Resources 0.31%, Priceline.com 0%, Walgreens 0.13%, AmerisourceBergen 0%, Alliance Boots 0%, Ecolab 0.16%, EMC Corporation 0%, F5 Networks 0%, and Deere & Company 0.09%.

6 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13
Class I
Actual	$1,000.00	$1,112.98	$4.71

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.74	$4.51

Class F
Actual	$1,000.00	$1,112.68	$6.13

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.41	$5.86

* Expenses are equal to the Fund’s annualized expense ratio of 0.88% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Balanced Portfolio: We have audited the accompanying statement of net assets of the Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Balanced Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

8 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EQUITY SECURITIES - 58.9%	SHARES	VALUE
Air Freight & Logistics - 2.0%
FedEx Corp	48,078	$6,912,174

Automobiles - 1.3%
Toyota Motor Corp. (ADR)	35,067	4,275,369

Biotechnology - 2.0%
Amgen, Inc.	58,875	6,721,170

Capital Markets - 1.8%
Credit Suisse Group AG (ADR)*	196,820	6,109,293

Commercial Banks - 2.6%
Wells Fargo & Co.	190,531	8,650,107

Communications Equipment - 2.1%
Cisco Systems, Inc.	320,917	7,204,587

Computers & Peripherals - 3.6%
Apple, Inc.	21,665	12,156,448

Consumer Finance - 2.0%
Capital One Financial Corp.	90,213	6,911,218

Diversified Financial Services - 1.6%
Moody’s Corp.	68,079	5,342,159

Diversified Telecommunication Services - 0.1%
BT Group plc (ADR)	6,151	388,313

Energy Equipment & Services - 1.9%
Dresser-Rand Group, Inc.*	14,069	838,935
Exterran Holdings, Inc.*	157,442	5,384,516
Newpark Resources, Inc.*	24,977	306,967
		6,530,418

Food & Staples Retailing - 2.3%
CVS Caremark Corp	109,568	7,841,782

Food Products - 1.2%
General Mills, Inc.	78,572	3,921,529

Health Care Equipment & Supplies - 2.9%
Becton Dickinson & Co.	9,268	1,024,021
Medtronic, Inc.	73,097	4,195,037
St. Jude Medical, Inc	72,515	4,492,304
		9,711,362

Health Care Providers & Services - 1.5%
McKesson Corp.	30,620	4,942,068

Household Products - 1.8%
Kimberly-Clark Corp.	59,987	6,266,242

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Industrial Conglomerates - 2.0%
Danaher Corp.	88,326	$6,818,767

Insurance - 3.5%
Aflac, Inc	24,995	1,669,666
Allianz SE (ADR)	28,634	519,135
American Financial Group, Inc.	96,871	5,591,394
The Travelers Co.’s, Inc.	46,939	4,249,857
		12,030,052

IT Services - 2.7%
DST Systems, Inc.	64,307	5,835,217
Western Union Co.	199,766	3,445,964
		9,281,181

Machinery - 3.0%
Cummins, Inc.	28,125	3,964,781
Dover Corp	66,019	6,373,475
		10,338,256

Media - 7.7%
DIRECTV*	99,481	6,873,142
Omnicom Group, Inc.	58,602	4,358,231
Time Warner Cable, Inc	37,665	5,103,607
Time Warner, Inc.	75,590	5,270,135
Viacom, Inc., Class B	50,773	4,434,514
		26,039,629

Multiline Retail - 1.8%
Target Corp	99,098	6,269,930

Oil, Gas & Consumable Fuels - 1.5%
Denbury Resources, Inc.*	310,608	5,103,289

Pharmaceuticals - 4.0%
Johnson & Johnson	95,179	8,717,444
Roche Holding AG (ADR)	68,829	4,831,796
		13,549,240

Software - 1.3%
CA, Inc.	130,988	4,407,746

Wireless Telecommunication Services - 0.7%
Rogers Communications, Inc., Class B	50,866	2,301,686

Total Equity Securities (Cost $186,550,880)		200,024,015

	PRINCIPAL
ASSET-BACKED SECURITIES - 1.8%	AMOUNT
American Credit Acceptance Receivables Trust, 2.84%, 5/15/19 (e)	$320,000	320,665
Avis Budget Rental Car Funding AESOP LLC, 1.92%, 9/20/19 (e)	740,000	725,871
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	260,875	260,543
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	197,750	197,525
CV Mortgage Loan Trust, 4.311%, 12/25/43 (e)(r)	200,000	200,039
Flagship Rail Services LLC, 3.96%, 4/15/43 (e)	750,000	732,651

10 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL
ASSET-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
Invitation Homes Trust:
1.314%, 12/17/30 (e)(r)	$200,000	$200,261
1.514%, 12/17/30 (e)(r)	100,000	100,131
2.014%, 12/17/30 (e)(r)	100,000	100,162
Monty Parent Issuer, 3.47%, 10/20/15	178,354	178,189
MVW Owner Trust, 2.15%, 4/22/30 (e)	245,216	245,997
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (e)	325,889	325,780
Santander Consumer Acquired Receivables Trust:
1.66%, 8/15/16 (e)	491,002	491,476
2.01%, 8/15/16 (e)	303,706	303,976
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	230,000	231,844
Sierra Timeshare Receivables Funding LLC, 2.70%, 10/20/30 (e)	277,941	276,926
SolarCity LMC Series I LLC, 4.80%, 11/20/38 (e)	622,821	611,399
SVO VOI Mortgage Corp., 2.00%, 9/20/29 (e)	407,380	406,198

Total Asset-Backed Securities (Cost $5,937,812)		5,909,633

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.3%
Fannie Mae Connecticut Avenue Securities:
2.165%, 10/25/23 (r)	292,552	293,888
5.415%, 10/25/23 (r)	330,000	349,348
Springleaf Mortgage Loan Trust, 1.57%, 12/25/59 (e)(r)	222,558	221,682
Structured Agency Credit Risk Debt Notes, 1.618%, 11/25/23 (r)	224,147	223,631

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,092,262)		1,088,549

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.7%
Aventura Mall Trust:
3.743%, 12/5/32 (e)(r)	100,000	98,675
3.743%, 12/5/32 (e)(r)	200,000	205,076
BWAY Mortgage Trust, 2.809%, 3/10/33 (e)	595,000	568,033
Commercial Mortgage Pass Through Certificates:
1.00%, 11/27/28 (e)(r)	176,535	176,458
3.424%, 3/10/31 (e)	220,000	209,182
Extended Stay America Trust:
2.958%, 12/5/31 (e)	295,000	286,267
3.604%, 12/5/31 (e)	505,000	493,023
GS Mortgage Securities Corp. II, 3.007%, 12/10/30 (e)	475,000	427,232
Hilton USA Trust:
3.714%, 11/5/30 (e)	500,000	499,288
4.407%, 11/5/30 (e)	200,000	200,163
JP Morgan Chase Commercial Mortgage Securities Trust:
0.947%, 4/15/30 (e)(r)	800,000	796,335
1.317%, 4/15/30 (e)(r)	300,000	298,954
1.567%, 10/15/30 (e)(r)	300,000	300,572
Madison Avenue Trust, 3.843%, 10/12/32 (e)	500,000	514,495
Motel 6 Trust, 2.743%, 10/5/25 (e)	550,000	545,508
ORES NPL LLC, 3.081%, 9/25/25 (e)	262,095	262,111

Total Commercial Mortgage-Backed Securities (Cost $6,039,794)		5,881,372

CORPORATE BONDS - 24.1%
Agilent Technologies, Inc., 3.20%, 10/1/22	400,000	366,114
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 11

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Altera Corp.:
1.75%, 5/15/17	$500,000	$492,314
2.50%, 11/15/18	250,000	247,884
Amazon.com, Inc.:
1.20%, 11/29/17	400,000	391,637
2.50%, 11/29/22	800,000	721,141
America Movil SAB de CV, 2.375%, 9/8/16	300,000	308,751
American Express Centurion Bank, 0.689%, 11/13/15 (r)	1,200,000	1,205,422
American Honda Finance Corp., 1.60%, 2/16/18 (e)	300,000	295,438
American Tower Corp., 3.40%, 2/15/19	300,000	305,416
Amgen, Inc.:
2.50%, 11/15/16	225,000	232,865
5.15%, 11/15/41	400,000	398,514
Apple, Inc.:
2.40%, 5/3/23	400,000	359,684
3.85%, 5/4/43	400,000	334,170
AT&T, Inc.:
2.95%, 5/15/16	300,000	312,824
1.40%, 12/1/17	200,000	197,169
3.00%, 2/15/22	800,000	753,723
Autodesk, Inc., 1.95%, 12/15/17	400,000	395,694
Bank of America Corp.:
0.571%, 8/15/16 (r)	300,000	294,843
2.00%, 1/11/18	400,000	399,290
3.30%, 1/11/23	1,200,000	1,135,520
4.10%, 7/24/23	300,000	301,273
Bank of America NA:
5.30%, 3/15/17	950,000	1,047,111
0.543%, 6/15/17 (r)	500,000	490,561
Bank of New York Mellon Corp.:
1.70%, 11/24/14	300,000	303,244
2.40%, 1/17/17	300,000	307,030
Bank of Nova Scotia, 1.85%, 1/12/15	450,000	456,817
BB&T Corp., 1.60%, 8/15/17	400,000	396,430
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	242,341
Boston Properties LP:
3.70%, 11/15/18	200,000	210,975
3.85%, 2/1/23	500,000	488,524
Canadian National Railway Co., 1.45%, 12/15/16	100,000	100,709
Capital One Bank, 3.375%, 2/15/23	800,000	743,744
CBS Corp., 3.375%, 3/1/22	200,000	190,881
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	400,000	396,193
CenturyLink, Inc.:
5.80%, 3/15/22	500,000	493,750
7.65%, 3/15/42	500,000	446,250
CIT Group, Inc.:
5.25%, 3/15/18	250,000	268,125
5.00%, 8/1/23	200,000	192,500
Citigroup, Inc.:
4.45%, 1/10/17	600,000	650,279
2.50%, 9/26/18	300,000	301,514
3.50%, 5/15/23	500,000	465,896
3.875%, 10/25/23	400,000	393,223
5.50%, 9/13/25	200,000	210,648
Colgate-Palmolive Co., 1.30%, 1/15/17	150,000	149,706
Corning, Inc., 1.45%, 11/15/17	300,000	295,694

12 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
COX Communications, Inc., 4.70%, 12/15/42 (e)	$400,000	$335,930
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	500,000	524,563
Cummins, Inc.:
3.65%, 10/1/23	300,000	295,970
4.875%, 10/1/43	300,000	300,446
CVS Pass-Through Trust, 6.036%, 12/10/28	566,039	622,707
DDR Corp., 4.75%, 4/15/18	300,000	323,621
Deere & Co., 2.60%, 6/8/22	300,000	280,520
Discover Financial Services:
6.45%, 6/12/17	500,000	566,570
3.85%, 11/21/22	500,000	474,085
Discovery Communications LLC:
3.30%, 5/15/22	700,000	662,759
4.875%, 4/1/43	500,000	461,245
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	150,000	144,661
Dun & Bradstreet Corp., 3.25%, 12/1/17	400,000	404,305
Eaton Corp., 1.50%, 11/2/17	500,000	490,166
eBay, Inc., 2.60%, 7/15/22	300,000	275,918
Ecolab, Inc., 4.35%, 12/8/21	500,000	518,466
Enterprise Products Operating LLC:
4.85%, 3/15/44	200,000	188,080
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,000,000	1,105,000
EOG Resources, Inc., 2.625%, 3/15/23	400,000	363,908
ERP Operating LP, 4.625%, 12/15/21	300,000	316,277
Excalibur One 77B LLC, 1.492%, 1/1/25	131,160	123,679
Experian Finance plc, 2.375%, 6/15/17 (e)	400,000	393,954
Express Scripts Holding Co., 2.75%, 11/21/14	150,000	152,893
FedEx Corp.:
2.625%, 8/1/22	400,000	361,591
3.875%, 8/1/42	200,000	164,259
Fidelity National Information Services, Inc., 2.00%, 4/15/18	400,000	388,959
First Niagara Financial Group, Inc., 6.75%, 3/19/20	500,000	574,751
Ford Motor Credit Co. LLC:
2.75%, 5/15/15	400,000	410,337
3.984%, 6/15/16	750,000	797,549
5.875%, 8/2/21	700,000	793,596
General Mills, Inc., 3.15%, 12/15/21	1,000,000	978,891
Genworth Holdings, Inc., 4.80%, 2/15/24	1,000,000	987,759
Gilead Sciences, Inc., 4.40%, 12/1/21	450,000	480,577
GlaxoSmithKline Capital, Inc., 2.80%, 3/18/23	400,000	370,457
Goldman Sachs Group, Inc.:
2.375%, 1/22/18	100,000	100,380
6.15%, 4/1/18	875,000	1,003,342
5.75%, 1/24/22	1,100,000	1,238,257
3.625%, 1/22/23	400,000	387,341
Great River Energy, 5.829%, 7/1/17 (e)	178,552	189,383
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17 (e)	300,000	307,543
HCP, Inc., 3.15%, 8/1/22	400,000	367,126
Health Care REIT, Inc., 3.75%, 3/15/23	400,000	375,977
Hershey Co., 1.50%, 11/1/16	150,000	151,312
Hewlett-Packard Co., 0.638%, 5/30/14 (r)	500,000	500,108
Home Depot, Inc.:
2.70%, 4/1/23	400,000	368,740
4.20%, 4/1/43	400,000	364,519
Host Hotels & Resorts LP, 3.75%, 10/15/23	300,000	278,154
Howard Hughes Medical Institute, 3.50%, 9/1/23	450,000	442,512

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 13

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Illinois Tool Works, Inc., 3.90%, 9/1/42	$200,000	$171,152
Ingredion, Inc., 1.80%, 9/25/17	400,000	389,862
Intel Corp., 4.80%, 10/1/41	250,000	243,809
International Business Machines Corp., 2.90%, 11/1/21	300,000	288,642
International Finance Corp., 0.625%, 11/15/16	200,000	198,738
John Deere Capital Corp.:
1.25%, 12/2/14	250,000	252,208
2.00%, 1/13/17	200,000	203,389
JPMorgan Chase & Co.:
1.138%, 1/25/18 (r)	500,000	504,996
3.20%, 1/25/23	2,100,000	1,990,855
Kansas City Southern de Mexico SA de CV, 8.00%, 2/1/18	350,000	367,500
Kellogg Co., 3.125%, 5/17/22	1,000,000	948,106
Kimberly-Clark Corp., 3.70%, 6/1/43	300,000	251,815
Laboratory Corporation of America Holdings:
2.20%, 8/23/17	400,000	401,304
2.50%, 11/1/18	200,000	197,250
Liberty Mutual Group, Inc., 6.50%, 5/1/42 (e)	500,000	548,726
Life Technologies Corp., 6.00%, 3/1/20	300,000	344,706
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	900,000	836,631
Lowe’s Co.’s, Inc., 3.875%, 9/15/23	400,000	402,175
LULWA Ltd., 1.888%, 2/15/25	632,523	603,141
Macquarie Group Ltd., 3.00%, 12/3/18 (e)	210,000	209,154
Masco Corp., 5.85%, 3/15/17	400,000	439,000
Mattel, Inc.:
1.70%, 3/15/18	300,000	293,111
3.15%, 3/15/23	300,000	276,463
McDonald’s Corp., 3.625%, 5/1/43	400,000	333,315
Memorial Sloan-Kettering Cancer Center, 4.125%, 7/1/52	400,000	329,059
Methanex Corp.:
3.25%, 12/15/19	400,000	396,998
5.25%, 3/1/22	700,000	741,085
Microsoft Corp.:
2.125%, 11/15/22	300,000	271,017
3.50%, 11/15/42	300,000	247,765
Morgan Stanley:
6.25%, 8/28/17	600,000	686,537
5.50%, 1/26/20	800,000	898,058
5.00%, 11/24/25	300,000	300,897
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,137,235
NetApp, Inc., 3.25%, 12/15/22	350,000	315,270
New York Life Global Funding, 1.65%, 5/15/17 (e)	200,000	200,220
NII Capital Corp.:
10.00%, 8/15/16	400,000	212,000
7.625%, 4/1/21	300,000	123,000
NII International Telecom SCA, 11.375%, 8/15/19 (e)	400,000	334,000
NIKE, Inc.:
2.25%, 5/1/23	400,000	357,652
3.625%, 5/1/43	400,000	335,561
Nissan Motor Acceptance Corp.:
1.95%, 9/12/17 (e)	100,000	99,236
2.65%, 9/26/18 (e)	300,000	300,178
Nordstrom, Inc., 4.00%, 10/15/21	200,000	207,433
North American Development Bank:
2.30%, 10/10/18	500,000	492,345
2.40%, 10/26/22	360,000	319,489

14 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
NYU Hospitals Center, 4.428%, 7/1/42	$300,000	$250,417
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18 (e)	300,000	301,765
Pentair Finance SA:
1.35%, 12/1/15	400,000	402,462
1.875%, 9/15/17	400,000	395,174
PepsiCo, Inc., 2.75%, 3/1/23	600,000	555,337
Perrigo Co. plc, 5.30%, 11/15/43 (e)	200,000	196,309
Pioneer Natural Resources Co., 5.875%, 7/15/16	900,000	998,358
PNC Bank NA, 2.70%, 11/1/22	500,000	453,234
ProLogis LP, 6.875%, 3/15/20	109,000	128,381
Rogers Communications, Inc., 3.00%, 3/15/23	400,000	368,990
Royal Bank of Scotland Group plc:
6.10%, 6/10/23	100,000	100,810
6.00%, 12/19/23	100,000	100,712
Sanofi SA, 1.25%, 4/10/18	400,000	389,446
SBA Tower Trust:
2.24%, 4/15/43 (e)	220,000	216,417
3.722%, 4/15/48 (e)	660,000	611,985
Simon Property Group LP, 6.125%, 5/30/18	300,000	347,344
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	800,000	858,000
9.00%, 5/1/18 (e)	400,000	407,000
St. Jude Medical, Inc., 3.25%, 4/15/23	300,000	279,895
Standard Chartered plc, 3.95%, 1/11/23 (e)	400,000	371,009
Stanley Black & Decker, Inc., 2.90%, 11/1/22	400,000	371,611
State Street Corp., 3.10%, 5/15/23	200,000	185,961
SunTrust Bank:
0.528%, 8/24/15 (r)	500,000	495,875
7.25%, 3/15/18	500,000	588,293
SunTrust Banks, Inc., 2.35%, 11/1/18	300,000	298,411
Tagua Leasing LLC, 1.581%, 11/16/24	554,532	522,313
Telefonica Emisiones SAU:
3.992%, 2/16/16	400,000	420,159
3.192%, 4/27/18	400,000	407,367
Texas Instruments, Inc., 1.65%, 8/3/19	400,000	385,301
The Hertz Corp., 7.50%, 10/15/18	400,000	431,500
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	200,000	202,235
Thomson Reuters Corp.:
4.30%, 11/23/23	200,000	200,860
5.65%, 11/23/43	200,000	203,626
Time Warner Cable, Inc., 5.50%, 9/1/41	250,000	207,154
Time Warner, Inc.:
4.875%, 3/15/20	100,000	109,608
4.00%, 1/15/22	370,000	374,674
3.40%, 6/15/22	500,000	487,924
5.375%, 10/15/41	280,000	283,221
4.90%, 6/15/42	300,000	284,787
TJX Co.’s, Inc., 2.50%, 5/15/23	400,000	362,115
Toyota Motor Credit Corp., 2.05%, 1/12/17	300,000	306,598
United Parcel Service, Inc.:
3.125%, 1/15/21	150,000	150,180
2.45%, 10/1/22	300,000	275,674
US Bancorp, 2.95%, 7/15/22	300,000	278,738
US Bank:
4.95%, 10/30/14	100,000	103,804
3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,000,000	1,034,860

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	$400,000	$370,593
Viacom, Inc., 3.125%, 6/15/22	1,000,000	923,791
Volkswagen International Finance NV, 0.858%, 4/1/14 (e)(r)	1,000,000	1,000,960
Wachovia Bank NA, 0.573%, 3/15/16 (r)	300,000	298,556
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	500,000	457,500
Walgreen Co., 1.80%, 9/15/17	400,000	402,772
Weingarten Realty Investors, 4.45%, 1/15/24	400,000	391,791
Western Union Co., 2.875%, 12/10/17	200,000	203,048
Whirlpool Corp., 3.70%, 3/1/23	300,000	286,788
Willis Group Holdings plc, 4.125%, 3/15/16	500,000	523,467
Wisconsin Public Service Corp., 3.671%, 12/1/42	400,000	341,188
Zoetis, Inc., 3.25%, 2/1/23	400,000	374,268

Total Corporate Bonds (Cost $83,271,388)		81,682,673

FLOATING RATE LOANS(d) - 0.2%
BJ’s Wholesale Club, Inc., 4.50%, 9/26/19 (r)	148,502	149,297
Dunkin’ Brands, Inc., 3.75%, 2/11/20 (r)	395,673	396,804
SUPERVALU, Inc., 5.00%, 3/21/19 (r)	197,948	199,721

Total Floating Rate Loans (Cost $740,499)		745,822

MUNICIPAL OBLIGATIONS - 0.7%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	300,000	311,313
New York City GO Bonds, 5.206%, 10/1/31	470,000	489,726
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds,
5.767%, 8/1/36	600,000	680,562
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	400,000	424,344
Utah GO Bonds, 3.539%, 7/1/25	400,000	390,964

Total Municipal Obligations (Cost $2,525,752)		2,296,909

SOVEREIGN GOVERNMENT BONDS - 0.4%
Kommunalbanken AS, 0.75%, 11/21/16 (e)	100,000	99,028
Province of Ontario Canada:
1.65%, 9/27/19	445,000	427,111
2.45%, 6/29/22	720,000	665,835
Province of Quebec Canada, 2.625%, 2/13/23	230,000	211,265

Total Sovereign Government Bonds (Cost $1,490,440)		1,403,239

U.S. TREASURY OBLIGATIONS - 2.5%
United States Treasury Bonds, 3.625%, 8/15/43	965,000	911,322
United States Treasury Notes:
0.25%, 12/31/15	185,000	184,509
0.625%, 12/15/16	255,000	253,964
2.375%, 12/31/20	4,330,000	4,313,087
2.75%, 11/15/23	2,965,000	2,900,603

Total U.S. Treasury Obligations (Cost $8,628,575)		8,563,485

16 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL
TIME DEPOSIT - 9.1%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.083%, 1/2/14	$30,840,054	$30,840,054

Total Time Deposit (Cost $30,840,054)		30,840,054

TOTAL INVESTMENTS (Cost $327,117,456) - 99.7%		338,435,751
Other assets and liabilities, net - 0.3%		1,059,876
NET ASSETS - 100%		$339,495,627

NET ASSETS CONSISTS OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized:
Class I: 166,563,769 shares outstanding		$308,792,289
Class F: 986 shares outstanding		2,175
Undistributed net investment income		406,992
Accumulated net realized gain (loss) on investments and foreign currency transactions		18,908,406
Net unrealized appreciation (depreciation) on investments and foreign currencies		11,385,765

NET ASSETS		$339,495,627

NET ASSET VALUE PER SHARE
Class I: (based on net assets of $339,493,601)		$2.038
Class F: (based on net assets of $2,026)		$2.055

See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 17

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
5 Year U.S. Treasury Notes	15	3/14	$1,789,688	($1,190)
Ultra U.S. Treasury Bonds	7	3/14	953,750	(4,384)
Total Purchased				($5,574)

Sold:
2 Year U.S. Treasury Notes	45	3/14	$9,891,563	$8,381
10 Year U.S. Treasury Notes	28	3/14	3,445,313	64,715
Total Sold				$73,096

(b) This security was valued under the direction of the Board of Directors. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-
determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

18 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$3,793,576
Dividend income (net of foreign taxes withheld of $3,130)	2,492,914
Total investment income	6,286,490

Expenses:
Investment advisory fee	1,357,992
Administrative fees	881,436
Transfer agency fees and expenses	293,491
Directors’ fees and expenses	55,038
Custodian fees	80,948
Accounting fees	48,244
Reports to shareholders	53,027
Professional fees	73,118
Miscellaneous	26,653
Total expenses	2,869,947

NET INVESTMENT INCOME	3,416,543

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	61,097,567
Futures	(1,764)
61,095,803

Change in unrealized appreciation (depreciation) on:
Investments	(11,478,472)
Assets and liabilities denominated in foreign currencies	(52)
Futures	62,294
(11,416,230)

NET REALIZED AND UNREALIZED GAIN (LOSS)	49,679,573

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$53,096,116

See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 19

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$3,416,543	$3,483,585
Net realized gain (loss)*	61,095,803	16,967,516
Change in unrealized appreciation or (depreciation)	(11,416,230)	13,795,766

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	53,096,116	34,246,867

Distributions to shareholders from:
Net investment income:
Class I shares	(3,382,969)	(3,731,220)
Class F shares	(5)	—
Net realized gain:
Class I shares	(28,543,837)	—
Class F shares	(170)	—
Total distributions	(31,926,981)	(3,731,220)

Capital share transactions:
Shares sold:
Class I shares	16,925,985	20,431,525
Class F shares	2,000	—
Reinvestment of distributions:
Class I shares	31,926,806	3,731,220
Class F shares	175	—
Shares redeemed:
Class I shares**	(35,726,097)	(103,518,752)
Class F shares	—	—
Total capital share transactions	13,128,869	(79,356,007)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,298,004	(48,840,360)

NET ASSETS
Beginning of year	305,197,623	354,037,983
End of year (including undistributed net investment
income of $406,992 and $368,972, respectively)	$339,495,627	$305,197,623

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	8,107,990	10,931,943
Class F shares	900	—
Reinvestment of distributions:
Class I shares	15,876,084	1,974,191
Class F shares	86	—
Shares redeemed:
Class I shares***	(17,304,476)	(55,435,130)
Class F shares	—	—
Total capital share activity	6,680,584	(42,528,996)

See notes to financial statements.

20 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

* Includes realized gain of $7,509,522 due to an in-kind redemption during the year ended December 31, 2012. See Note F.

** Includes an in-kind redemption in the amount of $41,007,227 during the year ended December 31, 2012. See Note F.

*** Includes in-kind redemption shares of 766,400 during the year ended December 31, 2012. See Note F.

See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of five separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, municipal securities, and U.S. government and government agency obli-

22 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT gations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 23

At December 31, 2013, securities valued at $0 or 0% of net assets were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$200,024,015	—	—	$200,024,015
Asset-backed securities	—	$5,909,633	—	5,909,633
Collateralized mortgage-backed obligations	—	1,088,549	—	1,088,549
Commercial mortgage-backed securities	—	5,881,372	—	5,881,372
Corporate debt	—	81,682,673	—**	81,682,673
Municipal obligations	—	2,296,909	—	2,296,909
Other debt obligations	—	32,989,115	—	32,989,115
U.S. government obligations	—	8,563,485	—	8,563,485
TOTAL	$200,024,015	$138,411,736	—**	$338,435,751
Other financial instruments***	$67,522	—	—	$67,522

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Level 3 securities represent 0.0% of net assets.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio, or to provide market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio is subject to interest rate risk and market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates and the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio, as well as market index futures as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio and implement tactical asset

24 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT allocation decisions. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Portfolio invested in 2 year, 5 year, 10 year, 30 year and Ultra U.S. Treasury Notes and Bond Futures, as well as, E-Mini S&P 500 Index Futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 52 contracts and $1,259,733 weighted average notional value.

Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 18.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, effective December 1, 2013, the Advisor receives an annual fee, payable monthly, on the following rates of the Portfolio’s average daily net assets: .41% on the first $500 million, .36% on the next $500 million, and .325% on the excess of $1 billion. Prior to December 1, 2013, the advisory fee was .425% on the first $500 million, .375% on the next $500 million, and .325% on the excess of $1 billion. Under the terms of the agreement, $119,261 was payable at year end. In addition, $29,975 was payable at year end for operating expenses paid by the Advisor during December 2013.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement, $79,905 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $26,303 for the year ended December 31, 2013. Under the terms of the agreement, $2,123 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $353,479,237 and $391,183,762, respectively. U.S. government security purchases and sales were $139,037,067 and $141,287,847, respectively.

The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2013, such purchase and sales transactions were $5,176,236 and $4,792,654, respectively. The realized gain on the sales transactions was $780,039.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$5,427,086	$3,731,220
Long-term capital gain	26,499,895	—
Total	$31,926,981	$3,731,220

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As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$17,658,165
Unrealized (depreciation)	(6,524,816)
Net unrealized appreciation/(depreciation)	$11,133,349
Undistributed ordinary income	$1,828,001
Undistributed long-term capital gain	$17,739,865
Federal income tax cost of investments	$327,302,402

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$4,451
Accumulated net realized gain (loss)	(4,451)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2013.

For the year ended December 31, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$9,322	1.38%	$835,797	August 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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NOTE F — IN-KIND TRANSFER OF SECURITIES

During the year ended December 31, 2012, the Portfolio redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

TRANSACTION DATE	SHARES	REDEEMED VALUE	GAIN (LOSS)
2/17/2012	766,400	$41,007,227	$7,509,522

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS I SHARES	2013	2012	2011
Net asset value, beginning	$1.909	$1.749	$1.695
Income from investment operations:
Net investment income	.022	.024	.023
Net realized and unrealized gain (loss)	.318	.160	.054
Total from investment operations	.340	.184	.077
Distributions from:
Net investment income	(.022)	(.024)	(.023)
Net realized gain	(.189)	—	—
Total distributions	(.211)	(.024)	(.023)
Total increase (decrease) in net asset value	.129	.160	.054
Net asset value, ending	$2.038	$1.909	$1.749

Total return*	18.00%	10.51%	4.56%
Ratios to average net assets: A
Net investment income	1.07%	1.10%	1.37%
Total expenses	.90%	.90%	.91%
Expenses before offsets	.90%	.90%	.91%
Net expenses	.90%	.90%	.91%
Portfolio turnover	161%	150%	121%
Net assets, ending (in thousands)	$339,494	$305,198	$354,038

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS I SHARES		2010	2009
Net asset value, beginning		$1.533	$1.247
Income from investment operations:
Net investment income		.024	.030
Net realized and unrealized gain (loss)		.161	.287
Total from investment operations		.185	.317
Distributions from:
Net investment income		(.023)	(.031)
Net realized gain		—	—
Total distributions		(.023)	(.031)
Total increase (decrease) in net asset value		.162	.286
Net asset value, ending		$1.695	$1.533

Total return*		12.10%	25.39%
Ratios to average net assets: A
Net investment income		1.47%	2.11%
Total expenses		.91%	.91%
Expenses before offsets		.91%	.91%
Net expenses		.90%	.91%
Portfolio turnover		116%	89%
Net assets, ending (in thousands)		$334,915	$312,728

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

PERIOD ENDED
DECEMBER 31,
CLASS F SHARES	2013 #
Net asset value, at beginning	$2.223
Income from investment operations:
Net investment income	.005
Net realized and unrealized gain (loss)	.021
Total from investment operations	.026
Distributions from:
Net investment income	(.005)
Net realized gain	(.189)
Total distributions	(.194)
Total increase (decrease) in net asset value	(.168)
Net asset value, ending	$2.055

Total return*	1.31%
Ratios to average net assets: A
Net investment income	.99% (a)
Total expenses	1.15% (a)
Expenses before offsets	1.15% (a)
Net expenses	1.15% (a)
Portfolio turnover	161%
Net assets, ending (in thousands)	$2

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) Per share figures calculated using the Average Shares Method.

# From October 18, 2013 inception.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

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shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to

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the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2013. The data also indicated that the Portfolio underper-formed its Lipper index for the one- and five-year periods ended June 30, 2013 and outperformed its Lipper index for the three-year period ended June 30, 2013. The Board took into account that the Advisor had assumed day-to-day management of the equity portion of the Portfolio in September 2013. Based upon its review, the Board concluded that appropriate action had been taken to address the Portfolio’s performance.

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In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that the Portfolio’s advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the Advisor is likely to execute its investment strategies consistently over time; (d) appropriate action has been taken to address the Portfolio’s performance; and (e) the Portfolio’s advisory fee is reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED) 37

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

38 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (UNAUDITED)

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Calvert VP SRI Equity Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas. company

CALVERT VP SRI EQUITY PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Atlanta Capital Management Company, LLC, Subadvisor

INVESTMENT PERFORMANCE

For the year ended December 31, 2013, the Calvert VP SRI Equity Portfolio returned 31.05% compared with 32.39% for the Standard & Poor’s (S&P) 500 Index. The Portfolio’s modest underperformance was driven by stock selection rather than sector over- or underweight positions.

PROPOSED MERGER

The Directors of the Calvert Variable Series, Inc. have approved a resolution to merge, or reorganize Calvert VP SRI Equity Portfolio into Calvert VP S&P 500 Index Portfolio, a series of Calvert Variable Products, Inc. Shareholders of Calvert VP SRI Equity Portfolio will be asked to vote on the merger, scheduled for late April 2014, and must approve it before any change may take place. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)
One year	31.05%
Five year	18.74%
Ten year	7.47%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.23%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

INVESTMENT CLIMATE

What a landmark year for the equity markets. The 32.39% gain for the S&P 500 Index was its best annual return since 1997. The Dow Jones Industrial Average hit 50 new highs during 2013, and finished with its best return since 1995. However, the year certainly didn’t have the same feel as the boom years of the 1990’s.

The stock market is fond of doing something other than what is expected and the climate at the start of 2013 wasn’t an obvious one for delivering 15-year highs. Quite the opposite. We began the year with a significant tax increase, a sequester that sharply cut government spending, a relatively soft economy, and Washington political dysfunction. On top of that, corporate earnings growth slowed throughout much of the year. Still, stocks marched higher.

4 www.calvert.com CALVERT VP SRI EQUITY PORTFOLIO ANNUAL REPORT

After a strong rise early in 2013, we thought stocks might mark time until more compelling evidence of earnings and economic acceleration were present. That was mostly true until the fourth quarter. For most of the year, economic growth remained positive but sluggish. Housing was solid and employment improved in the second half, but most other real-time economic data stayed softer than typical during periods of expansion. Despite reported data showing only marginal improvement, the foundation for recovery was firmer and that alone was a clear positive.

One of the biggest stories for the equity market was bond market volatility. The 10-year Treasury yield of about 2% slipped to 1.6% by early May on fears of sliding economic growth, prompting investors to rush into high-yielding stocks. That hampered

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	18.3%
Consumer Staples	10.8%
Energy	2.8%
Financials	12.1%
Health Care	16.0%
Industrials	10.0%
Information Technology	23.4%
Materials	2.4%
Short-Term Investments	4.2%
Total	100%

Portfolio performance during that time as our growth strategy is not focused on dividend yield. However, the Federal Reserve (Fed) surprised markets in May by announcing it would begin “tapering” its long-term asset purchases in September. Interest rates climbed to 3% by early September. Concerned about rising rates and softer economic data, the Fed reversed course and rates turned sharply lower on the news. Several weeks later, investor sentiment again reversed course toward a stronger economy, powering a fourth-quarter rally. In December, the Fed announced the imminent onset of the taper.

We believe an even larger contributor to market gains was a reduction in “tail risk,” or the risk of an external event shocking the markets. Those events seemed to be lurking around every corner the last few years. The European debt crisis was the most obvious threat, but U.S. debt defaults and a bursting China bubble took turns terrifying investors. Those fears kept the equity risk premium—the compensation required by investors to hold “risky” assets like stocks compared to “riskless” assets like bonds—historically high until last summer so stock valuations remained low to compensate for that risk. As those risks have receded, equity prices have risen.

PORTFOLIO STRATEGY

In 2013, sector-specific dynamics played a strong role in returns. It’s no surprise that in a year with a market gain exceeding 30%, safe-haven sectors like Telecommunications and Utilities lagged. Beyond that though, things get a bit more complicated. The defensive Health Care sector posted strong performance while growth-oriented Information Technology came up short. And the top performer was Consumer Discretionary. Some of this dichotomy can be explained by the degree of exposure to the U.S. economy, with the most exposed sectors performing best.

We started the year with a small offensive (growth) tilt to the Portfolio, as we were relatively optimistic the economy and corporate earnings would pick up. The market rallied sharply through early May but, in our view, that rally was surprisingly led by more defensive stocks, which hurt performance somewhat. We became less aggressive as our economic and earnings expectations failed to materialize. By late summer, we gained more confidence on the earnings front and added some cyclical stocks. That strategy paid off during the fourth quarter rally and the Portfolio finished the year on a strong note.

The dramatic outperformance of low-quality stocks over high-quality ones was a major headwind in 2013. We invest exclusively in high-quality growth stocks with above-average earnings consistency. Our investments must also meet environmental, social, and governance (ESG) criteria. The expectation is that this provides better risk-adjusted returns over time.

In 2013, having more consistent earnings didn’t get you far. The market gravitated towards super-high-growth stocks with little or no earnings history and down-on-their-luck rebound stories that did poorly in 2012.

www.calvert.com CALVERT VP SRI EQUITY PORTFOLIO ANNUAL REPORT 5

Neither group is high-quality nor growth, although both were rewarded with huge returns, especially during the first three quarters of the year. A modest reversal helped us in the fourth quarter.

Along with the market’s record gains, several holdings posted outsized returns. Ten of those held for the full year rose more than 50%. This included household names such as Google, CVS, Nike, 3M and American Express, as well as several less-familiar names, such as BE Aerospace and Gilead Sciences. Gilead was the big winner in 2013, rising 104% on the impending launch of its new hepatitis C drug, which reportedly offers nearly a “cure” with almost no side effects--a major improvement over existing therapies.1 BE Aerospace rose 75% on strong growth in both orders and revenues for its aircraft interiors business. We see continued strong growth for both companies in 2014.

Several holdings also disappointed. Edward’s Lifesciences was the worst performer as it faced steeper-than-expected challenges in launching a revolutionary catheter-delivered heart valve. Two Energy holdings, Suncor and QEP, struggled to execute critical business strategies in a timely manner. It’s worth noting that we sold each of the Portfolio’s bottom six performers after careful evaluation, and only one has outperformed the market since we sold it.

OUTLOOK

After such a strong year for the equity markets, it would be easy to turn cautious on the outlook for 2014. That view is not supported by either history or the fundamentals. History suggests a case for bullishness rather than bearishness. Frequently, the year after a big gain in the S&P 500 Index delivers another strong gain, albeit not as great as the first year.

Since the stock market is hardly required to adhere to historical averages, it’s more useful to make a fundamental case for a positive outlook. Accelerating earnings and an improved economy point to stronger growth in 2014 than 2013. Given where stock valuations are now, we see high single-digit earnings growth and a bit more multiple expansion. We will need to keep an eye on slowing growth and inflationary pressures in emerging markets. An important offset to this, however, is signs of economic life in Europe. Finally, the market’s behavior in December suggests that investors have made peace with the idea of the Fed reducing bond purchases. That will hold as long as rates don’t rise too fast.

Overall, it’s been a very tough year for the high-quality, large-cap growth stocks we favor. In recent years, the market has generally favored low-quality stocks, fueled by near-zero interest rates. That has left some very good values among stocks in our portfolio and within the high-quality universe. As interest rates rise, and headwinds turn to tailwinds, we will continue to strive to find the best combinations of growth and attractive valuation among our high-quality stock universe.

January 2014

1. Individual security returns reflect total returns for period held in the portfolio.

As of December 31, 2013, the following companies represented the following percentages of Portfolio net assets: Google 4.08%, Nike 1.42%, 3M 1.62%, American Express 2.69%, BE Aerospace 1.79%, Gilead Sciences 2.93%, Edwards’s Lifesciences 0%, Suncor 0%, and QEP 0%. Holdings are subject to change.

6 www.calvert.com CALVERT VP SRI EQUITY PORTFOLIO ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURINGPERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$1,191.73	$6.19

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.56	$5.70

* Expenses are equal to the Fund’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Equity Portfolio: We have audited the accompanying statement of net assets of the Calvert VP SRI Equity Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Equity Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As further explained in Note E to the financial statements, the Board of Directors of the Fund has approved the reorganization of the Fund into the Calvert VP S&P 500 Index Portfolio. The proposed reorganization requires the approval of the Fund’s shareholders.

Philadelphia, Pennsylvania

February 24, 2014

8 www.calvert.com CALVERT VP SRI EQUITY PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EQUITY SECURITIES - 96.2%	SHARES	VALUE
Aerospace & Defense - 1.8%
B/E Aerospace, Inc.*	2,308	$200,865

Beverages - 4.3%
PepsiCo, Inc	1,617	134,114
The Coca-Cola Co	8,350	344,938
		479,052

Biotechnology - 2.9%
Gilead Sciences, Inc.*	4,377	328,932

Capital Markets - 1.7%
T. Rowe Price Group, Inc	2,230	186,807

Chemicals - 2.5%
Ecolab, Inc.	2,645	275,794

Commercial Banks - 3.6%
SunTrust Banks, Inc.	4,183	153,976
Wells Fargo & Co.	5,355	243,117
		397,093

Communications Equipment - 4.7%
Juniper Networks, Inc.*	6,300	142,191
QUALCOMM, Inc.	5,146	382,090
		524,281

Computers & Peripherals - 4.1%
Apple, Inc.	820	460,110

Consumer Finance - 2.7%
American Express Co.	3,318	301,042

Diversified Financial Services - 2.8%
IntercontinentalExchange Group, Inc.	1,375	309,265

Electrical Equipment - 2.2%
Eaton Corp. plc	2,277	173,325
Rockwell Automation, Inc.	662	78,222
		251,547

Energy Equipment & Services - 2.8%
Cameron International Corp.*	2,388	142,158
Noble Corp. plc	4,569	171,200
		313,358

Food & Staples Retailing - 6.5%
Costco Wholesale Corp	1,849	220,049
CVS Caremark Corp	7,159	512,370
		732,419

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Providers & Services - 6.0%
CIGNA Corp	2,737	$239,433
DaVita HealthCare Partners, Inc.*	1,984	125,726
Express Scripts Holding Co.*	4,355	305,895
		671,054

Hotels, Restaurants & Leisure - 5.2%
McDonald’s Corp	2,376	230,543
Panera Bread Co.*	445	78,627
Starbucks Corp	3,497	274,130
		583,300

Industrial Conglomerates - 4.2%
3M Co.	1,296	181,764
Danaher Corp.	3,722	287,338
		469,102

Insurance - 1.4%
Aon plc	1,918	160,901

Internet & Catalog Retail - 3.3%
Amazon.com, Inc.*	642	256,023
priceline.com, Inc.*	96	111,591
		367,614

Internet Software & Services - 6.1%
eBay, Inc.*	4,230	232,185
Google, Inc.*	407	456,129
		688,314

IT Services - 3.1%
Alliance Data Systems Corp.*	318	83,612
International Business Machines Corp.	461	86,470
Visa, Inc.	818	182,152
		352,234

Media - 2.3%
The Walt Disney Co.	3,405	260,142

Multiline Retail - 1.0%
Nordstrom, Inc.	1,725	106,605

Pharmaceuticals - 7.1%
Allergan, Inc	2,761	306,692
Bristol-Myers Squibb Co	2,134	113,422
Novartis AG (ADR)	1,495	120,168
Perrigo Co. plc	1,654	253,823
		794,105

Road & Rail - 0.5%
Genesee & Wyoming, Inc.*	536	51,483

Semiconductors & Semiconductor Equipment - 1.3%
Texas Instruments, Inc.	3,367	147,845

10 www.calvert.com CALVERT VP SRI EQUITY PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - 4.1%
Informatica Corp.*	2,818	$116,947
Microsoft Corp.	5,811	217,506
VMware, Inc.*	1,329	119,225
		453,678

Specialty Retail - 4.7%
Bed Bath & Beyond, Inc.*	1,937	155,541
Lowe’s Co.’s, Inc	4,969	246,214
Ross Stores, Inc.	1,637	122,660
		524,415

Textiles, Apparel & Luxury Goods - 1.9%
Michael Kors Holdings Ltd.*	683	55,453
Nike, Inc., Class B	2,020	158,853
		214,306

Trading Companies & Distributors - 1.4%
Fastenal Co.	3,275	155,595

Total Equity Securities (Cost $7,145,023)		10,761,258

	PRINCIPAL
TIME DEPOSIT - 4.2%	AMOUNT
State Street Bank Time Deposit, 0.083%, 1/2/14	$470,562	470,562

Total Time Deposit (Cost $470,562)		470,562

TOTAL INVESTMENTS (Cost $7,615,585) - 100.4%		11,231,820
Other assets and liabilities, net - (0.4%)		(39,630)
NET ASSETS - 100%		$11,192,190

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 425,931 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$7,179,866
Undistributed net investment income		6,888
Accumulated net realized gain (loss)		389,201
Net unrealized appreciation (depreciation)		3,616,235

NET ASSETS		$11,192,190

NET ASSET VALUE PER SHARE		$26.28

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT VP SRI EQUITY PORTFOLIO ANNUAL REPORT 11

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $741)	$116,528
Interest income	246
Total investment income	116,774

Expenses:
Investment advisory fee	49,077
Transfer agency fees and expenses	17,284
Directors’ fees and expenses	1,696
Administrative fees	19,631
Accounting fees	1,539
Custodian fees	10,493
Reports to shareholders	9,437
Professional fees	27,866
Miscellaneous	6,792
Total expenses	143,815
Reimbursement from Advisor	(33,923)
Net expenses	109,892

NET INVESTMENT INCOME	6,882

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	856,766
Change in unrealized appreciation (depreciation)	1,831,860

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,688,626

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,695,508

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$6,882	$17,422
Net realized gain (loss)	856,766	613,585
Change in unrealized appreciation (depreciation)	1,831,860	840,947

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,695,508	1,471,954

Distributions to shareholders from:
Net investment income	(8,095)	(9,377)
Net realized gain	(665,897)	(313,688)
Total distributions	(673,992)	(323,065)

Capital share transactions:
Shares sold	1,780,186	1,368,019
Reinvestment of distributions	673,992	323,065
Shares redeemed	(2,713,556)	(2,772,371)
Total capital share transactions	(259,378)	(1,081,287)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,762,138	67,602

NET ASSETS
Beginning of year	9,430,052	9,362,450
End of year (including undistributed net investment
income of $6,888 and $8,095, respectively)	$11,192,190	$9,430,052

CAPITAL SHARE ACTIVITY
Shares sold	70,909	64,977
Reinvestment of distributions	26,246	15,370
Shares redeemed	(112,495)	(129,588)
Total capital share activity	(15,340)	(49,241)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Equity Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of five separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such

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securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$10,761,258	—	—	$10,761,258
Other debt obligations	—	$470,562	—	470,562
TOTAL	$10,761,258	$470,562	—	$11,231,820

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities,

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as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,599 was payable at year end. In addition, $1,170 was payable at year end for operating expenses paid by the Advisor during December 2013.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is 1.12%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $4,676 was receivable at year end.

The Advisor further voluntarily reimbursed the Portfolio for expenses of $245 for the year ended December 31, 2013.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio. Under the terms of the agreement, $1,840 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $546 for the year ended December 31, 2013. Under the terms

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of the agreement, $63 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,178,683 and $4,387,018, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$8,095	$9,377
Long-term capital gain	665,897	313,688
Total	$673,992	$323,065

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$3,629,897
Unrealized (depreciation)	(23,162)
Net unrealized appreciation/(depreciation)	$3,606,735
Undistributed ordinary income	$48,710
Undistributed long-term capital gain	$356,879
Federal income tax cost of investments	$7,625,085

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2013.

For the year ended December 31, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$1,113	1.45%	$57,680	March 2013

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NOTE E — SUBSEQUENT EVENTS

The Board of Directors has approved the reorganization of the Portfolio into the Calvert VP S&P 500 Index Portfolio and has recommended approval of the reorganization by Portfolio shareholders. A Proxy Statement was mailed to shareholders in February 2014 which contained additional information about the reorganization, as well as voting instructions. If the Portfolio’s shareholders approve the reorganization, the Portfolio will be merged into the Calvert VP S&P 500 Index Portfolio on or about April 30, 2014.

In preparing the financial statements as of December 31, 2013, no other subsequent events or transactions ocurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2013	2012	2011
Net asset value, beginning	$21.37	$19.09	$19.35
Income from investment operations:
Net investment income (loss)	.02	.04	(.01)
Net realized and unrealized gain (loss)	6.58	2.99	(.25)
Total from investment operations	6.60	3.03	(.26)
Distributions from:
Net investment income	(.02)	(.02)	—
Net realized gain	(1.67)	(.73)	—
Total distributions	(1.69)	(.75)	—
Total increase (decrease) in net asset value	4.91	2.28	(.26)
Net asset value, ending	$26.28	$21.37	$19.09

Total return*	31.05%	15.95%	(1.34%)
Ratios to average net assets: A
Net investment income (loss)	.07%	.18%	(.06%)
Total expenses	1.47%	1.23%	1.38%
Expenses before offsets	1.12%	1.11%	1.09%
Net expenses	1.12%	1.11%	1.09%
Portfolio turnover	33%	30%	61%
Net assets, ending (in thousands)	$11,192	$9,430	$9,362

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2010	2009
Net asset value, beginning		$16.51	$12.95
Income from investment operations:
Net investment income (loss)		(.01)	.05
Net realized and unrealized gain (loss)		2.86	4.39
Total from investment operations		2.85	4.44
Distributions from:
Net investment income		(.01)	(.06)
Net realized gain		—	(.82)
Total distributions		(.01)	(.88)
Total increase (decrease) in net asset value		2.84	3.56
Net asset value, ending		$19.35	$16.51

Total return*		17.26%	34.26%
Ratios to average net assets: A
Net investment income (loss)		(.06%)	.31%
Total expenses		1.29%	1.26%
Expenses before offsets		1.08%	1.08%
Net expenses		1.08%	1.08%
Portfolio turnover		41%	42%
Net assets, ending (in thousands)		$9,736	$8,494

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.

Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

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shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other

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data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed at the median of its peer group for the one-year period ended June 30, 2013, below the median of its peer group for the three-year period ended June 30, 2013 and above the median of its peer group for the five-year period ended June 30, 2013. The data also indicated that the Portfolio underperformed its Lipper index for the one- and three-year periods ended

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June 30, 2013 and outperformed its Lipper index for the five-year period ended June 30, 2013. The Board took into account management’s discussion of the Portfolio’s performance. The Board also noted management’s plans with respect to the Portfolio. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also noted that the Advisor had reimbursed a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed a portion of expenses of the Portfolio and also paid the subad-visory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies,

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strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subad-visory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

26 www.calvert.com CALVERT VP SRI EQUITY PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP SRI EQUITY PORTFOLIO ANNUAL REPORT (UNAUDITED) 27

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

28 www.calvert.com CALVERT VP SRI EQUITY PORTFOLIO ANNUAL REPORT (UNAUDITED)

Calvert VP SRI Mid Cap Growth Portfolio

Annual Report
December 31, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP SRI MID CAP GROWTH PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by New Amsterdam Partners, LLC, Subadvisor

INVESTMENT PERFORMANCE

For the year ended December 31, 2013, Calvert VP SRI Mid Cap Growth Portfolio returned 29.90% versus 35.74% for the Russell Midcap Growth Index. The relative underperformance is mainly attributable to weak stock selection in the Consumer, Information Technology, and Utilities sectors.

INVESTMENT CLIMATE

The U.S. stock market had one of its best years on record in 2013, with several indices posting new highs. The S&P 500 Index returned 32.39%; the Russell 1000 Index, 33.11%; the Russell MidCap Index, 34.76%; and the Russell 2500 Index, 36.80%.

The year had an especially strong finish. During the fourth quarter, the unemployment rate dropped, a two-year budget deal was reached, and international tensions subsided. On the business side, corporate earnings grew, capital spending picked up, and retail sales were decent. All these factors increased investor confidence.

PORTFOLIO STRATEGY

From an attribution perspective, sector selection was positive but stock selection was weak. Our overweight in Information Technology and underweight to Telecommunication Services helped performance, while an overweight in Utilities detracted. During the year, we sold 28 stocks and bought 25, ending the year with 41 holdings.

We increased our Consumer Discretionary exposure with the purchases of Express, Grand Canyon Education, and Lithia Motors and sold Expedia and kiosk retailer Outerwall. Overall, we reduced our Health Care allocation, selling Carefusion and Mettler Toledo, while buying United Therapeutics, which we later sold. We bought and sold five positions in

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.13)

One year	29.90%
Five year	21.92%
Ten year	8.14%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.12%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

4 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

Information Technology, adding AOL, Arrow Electronics, DST Systems, Synaptics and Ubiquiti Networks. Meanwhile, we sold BMC Software (which was taken private) and WEX when they reached price targets. We also sold IPG Photonics, Lender Processing Services, and Teradata. In Utilities, we bought Atmos Energy and later replaced it with AGL Resources.

Our stock picks in Financials and Materials added value, along with solid picks in some other sectors. In Financials, Waddell & Reed rose 42.8%1 with strong earnings fueled by rebounding fund flows. In Materials, Ecolab advanced 46.6% driven by gains in its energy segment. Energy holding Lufkin Industries soared 51.7% on the news it would be acquired by GE. In Health Care, Questcor rose 107.6%, doubling its value on robust earnings and news of an acquisition that would bolster its long-term competitiveness. Information Technology holding Syntel rose 69.6% with solid top- and bottom-line results and core-business growth.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	26.7%
Consumer Staples	4.8%
Energy	7.3%
Financials	7.9%
Health Care	9.4%
Industrials	15.5%
Information Technology	19.6%
Materials	5.3%
Short-Term Investments	2.0%
Utilities	1.5%
Total	100%

On the other hand, our stock picking was weak in the Consumer sectors and Information Technology. Consumer Discretionary holding Expedia returned -14.7%, losing ground to increased competition in the international hotel markets. Outerwall earned -5.8% on slowing DVD kiosk sales, and retailers Ulta Salon and Express both dropped on below-consensus earnings and disappointing outlooks. In information Technology, IPG Photonics lost -17.5% and Teradata traded lower at -31.1%, reflecting lackluster earnings, macroeconomic headwinds, and increased competition. In Health Care, Myriad Genetics returned -23.0% in response to an unfavorable U.S. Supreme Court patent decision and a reduction in Medicare and Medicaid reimbursement rates for its breast cancer test.

At year end, the Portfolio was overweight relative to the Index in the Information Technology and Energy sectors and underweight in Health Care and Consumer Staples.

MARKET OUTLOOK

While we do not expect as strong a market in 2014 as last year, a number of factors continue to bode well for stocks. A brightening economy, rising corporate profits, reasonable price-to-earnings (PE) multiples, and low potential returns from other asset classes—including bonds and commodities—are likely to continue to make equities an attractive option for investors.

Looking ahead, we expect the U.S. economy to pick up, with gross domestic product (GDP) growth above 2% (a rate still below the long-term average of 2.7%). Private sector employment is improving and 2014 won’t face the hits to growth from the fiscal cliff or sequester (both of which occurred and were digested in 2013).

In our view, corporate profits are likely to grow in the high single-digits and increased business confidence may continue to boost capital expenditures. Inflation will likely stay low, largely due to easing commodity prices. Higher tax bills, however, may put a crimp on consumers’ wallets and the Federal Reserve’s tapering program will raise interest rates slowly but surely for the next few years, which could dampen the rate of GDP growth. Although the U.S. deficit has improved, many of the long-term federal, state, and local budget issues still have not been addressed in a systemic and sustainable way. These may also present a drag to economic growth over time.

As has been so common in recent years, however, we see several external risks to the financial markets: geopolitical tensions could flare up at any time; a significant drop in China’s growth rate could affect the rest

www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT 5

of the world (whose products China buys); a debt-ceiling fracas is still possible in the United States; and the financial system could fall prey to cybercrime. While we believe it is necessary to recognize these risks, it is also important to acknowledge that the market has proven stalwart at absorbing risk over the long term.

On balance, we maintain a positive outlook for the U.S. economy and stock market for the coming year.

January 2014

1. Individual security returns reflect total returns for period held in the portfolio.

As of December 31, 2013, the following companies represented the following percentages of Portfolio net assets: Express 1.88%, Grand Canyon Education 2.49%, Lithia Motors 2.65%, Expedia 0%, Outerwall 0%, Carefusion 0%, Mettler Toledo 0%, United Therapeutics 0%, AOL 3.01%, DST Systems 3.34%, Synaptics 2.51%, Ubiquiti Networks 2.77%, BMC Software 0%, WEX 0%, IPG Photonics 0%, Lender Processing Services 0%, Teradata 0%, Atmos Energy 0%, AGL Resources 1.41%, Waddell & Reed 2.90%, Ecolab 2.11%, Lufkin Industries 0%, Questocor 2.36%, Syntel 2.79%, Ulta Salon 2.02%, and Myriad Genetics 2.12%.

Holdings are subject to change.

6 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13

Actual	$1,000.00	$1,166.53	$6.27

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.42	$5.84

* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Mid Cap Growth Portfolio: We have audited the accompanying statement of net assets of the Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Mid Cap Growth Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

8 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

EQUITY SECURITIES - 94.9%	SHARES	VALUE
Aerospace & Defense - 1.3%
Hexcel Corp.*	16,025	$716,157

Auto Components - 2.6%
TRW Automotive Holdings Corp.*	18,925	1,407,831

Biotechnology - 2.1%
Myriad Genetics, Inc.*	54,250	1,138,165

Capital Markets - 2.9%
Waddell & Reed Financial, Inc.	23,950	1,559,624

Chemicals - 2.1%
Ecolab, Inc.	10,900	1,136,543

Commercial Services & Supplies - 1.2%
Herman Miller, Inc.	21,250	627,300

Communications Equipment - 4.2%
F5 Networks, Inc.*	8,575	779,124
Ubiquiti Networks, Inc.*	32,450	1,491,402
		2,270,526

Containers & Packaging - 1.6%
Owens-Illinois, Inc.*	23,925	856,036

Diversified Consumer Services - 5.5%
Grand Canyon Education, Inc.*	30,775	1,341,790
Sotheby’s	30,200	1,606,640
		2,948,430

Electronic Equipment & Instruments - 2.6%
Arrow Electronics, Inc.*	26,000	1,410,500

Energy Equipment & Services - 4.6%
Hornbeck Offshore Services, Inc.*	23,200	1,142,136
Unit Corp.*	25,850	1,334,377
		2,476,513

Food Products - 1.5%
Ingredion, Inc.	11,775	806,116

Gas Utilities - 1.4%
AGL Resources, Inc	16,075	759,222

Health Care Providers & Services - 4.7%
AmerisourceBergen Corp.	18,925	1,330,617
WellCare Health Plans, Inc.*	16,800	1,183,056
		2,513,673

Household Durables - 2.2%
The Ryland Group, Inc	27,600	1,198,116

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Household Products - 3.2%
Church & Dwight Co., Inc.	25,525	$1,691,797

Insurance - 4.7%
American Equity Investment Life Holding Co	43,815	1,155,840
American Financial Group, Inc.	23,925	1,380,951
		2,536,791

Internet Software & Services - 3.0%
AOL, Inc.*	34,700	1,617,714

IT Services - 6.6%
DST Systems, Inc.	19,775	1,794,384
NeuStar, Inc.*	5,265	262,513
Syntel, Inc.*	16,475	1,498,401
		3,555,298

Leisure Equipment & Products - 3.0%
Polaris Industries, Inc.	11,150	1,623,886

Machinery - 7.2%
AGCO Corp.	23,525	1,392,445
The Middleby Corp.*	4,840	1,161,455
Valmont Industries, Inc	8,900	1,327,168
		3,881,068

Media - 3.0%
Gannett Co., Inc	54,325	1,606,934

Metals & Mining - 1.5%
Reliance Steel & Aluminum Co.	10,250	777,360

Oil, Gas & Consumable Fuels - 2.5%
SM Energy Co.	15,750	1,308,982

Pharmaceuticals - 2.4%
Questcor Pharmaceuticals, Inc.	23,300	1,268,685

Road & Rail - 2.3%
Old Dominion Freight Line, Inc.*	23,100	1,224,762

Semiconductors & Semiconductor Equipment - 2.5%
Synaptics, Inc.*	26,050	1,349,650

Specialty Retail - 9.5%
Express, Inc.*	54,025	1,008,647
Lithia Motors, Inc	20,500	1,423,110
Ross Stores, Inc.	21,350	1,599,756
Ulta Salon, Cosmetics & Fragrance, Inc.*	11,250	1,085,850
		5,117,363

Trading Companies & Distributors - 3.0%
WESCO International, Inc.*	17,850	1,625,600

Total Equity Securities (Cost $38,564,223)		51,010,642

10 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT

	PRINCIPAL
TIME DEPOSIT - 1.9%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.083%, 1/2/14	$1,047,215	$1,047,215

Total Time Deposit (Cost $1,047,215)		1,047,215

TOTAL INVESTMENTS (Cost $39,611,438) - 96.8%		52,057,857
Other assets and liabilities, net - 3.2%		1,722,004
NET ASSETS - 100%		$53,779,861

NET ASSETS CONSISTS OF:
Paid-in capital applicable to 1,424,937 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$38,154,956
Accumulated net realized gain (loss)		3,178,486
Net unrealized appreciation (depreciation)		12,446,419

NET ASSETS		$53,779,861

NET ASSET VALUE PER SHARE		$37.74

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$372,756
Interest income	578
Total investment income	373,334

Expenses:
Investment advisory fee	303,896
Transfer agency fees and expenses	41,381
Accounting fees	7,164
Directors’ fees and expenses	7,819
Administrative fees	116,883
Custodian fees	10,229
Reports to shareholders	14,534
Professional fees	28,324
Miscellaneous	8,755
Total expenses	538,985

NET INVESTMENT INCOME (LOSS)	(165,651)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	7,315,094
Change in unrealized appreciation (depreciation)	5,028,828

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	12,343,922

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,178,271

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income (loss)	($165,651)	($81,400)
Net realized gain (loss)	7,315,094	4,197,723
Change in unrealized appreciation (depreciation)	5,028,828	2,314,652

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,178,271	6,430,975

Distributions to shareholders from:
Net realized gain	(5,590,834)	(4,814,513)

Capital share transactions:
Shares sold	8,085,284	4,225,509
Reinvestment of distributions	5,590,834	4,814,513
Shares redeemed	(8,715,874)	(8,716,925)
Total capital share transactions	4,960,244	323,097

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,547,681	1,939,559

NET ASSETS
Beginning of year	42,232,180	40,292,621
End of year	$53,779,861	$42,232,180

CAPITAL SHARE ACTIVITY
Shares sold	212,097	118,203
Reinvestment of distributions	152,464	150,642
Shares redeemed	(232,519)	(248,460)
Total capital share activity	132,042	20,385

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of five separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which

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such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$51,010,642	—	—	$51,010,642
Other debt obligations	—	$1,047,215	—	1,047,215
TOTAL	$51,010,642	$1,047,215	—	$52,057,857

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a

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return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $27,634 was payable at year end. In addition, $4,592 was payable at year end for operating expenses paid by the Advisor during December 2013.

Calvert Investment Administrative Services, Inc. an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the average daily net assets of the Portfolio. Under the terms of the agreement, $10,629 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $3,015 for the year ended December 31, 2013. Under the terms of the agreement, $298 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $31,824,895 and $35,142,849, respectively.

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The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$1,328,453	$769,916
Long-term capital gain	4,262,381	4,044,597
Total	$5,590,834	$4,814,513

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$13,330,984
Unrealized (depreciation)	(897,771)
Net unrealized appreciation/(depreciation)	$12,433,213
Undistributed ordinary income	$764,065
Undistributed long-term capital gain	$2,427,627
Federal income tax cost of investments	$39,624,644

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses.

Undistributed net investment income	$165,651
Accumulated net realized gain (loss)	(165,651)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2013.

For the year ended December 31, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$7,498	1.39%	$549,902	August 2013

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NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2013	2012	2011
Net asset value, beginning	$32.66	$31.66	$32.97
Income from investment operations:
Net investment income (loss)	(.12)	(.06)	(.18)
Net realized and unrealized gain (loss)	9.75	5.27	.95
Total from investment operations	9.63	5.21	.77
Distributions from:
Net realized gain	(4.55)	(4.21)	(2.08)
Total distributions	(4.55)	(4.21)	(2.08)
Total increase (decrease) in net asset value	5.08	1.00	(1.31)
Net asset value, ending	$37.74	$32.66	$31.66

Total return*	29.90%	16.75%	2.30%
Ratios to average net assets: A
Net investment income (loss)	(.35%)	(.19%)	(.52%)
Total expenses	1.15%	1.12%	1.16%
Expenses before offsets	1.15%	1.12%	1.16%
Net expenses	1.15%	1.12%	1.16%
Portfolio turnover	69%	61%	47%
Net assets, ending (in thousands)	$53,780	$42,232	$40,293

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
		2010	2009
Net asset value, beginning		$25.07	$18.99
Income from investment operations:
Net investment income (loss)		(.14)	(.05)
Net realized and unrealized gain (loss)		8.04	6.13
Total from investment operations		7.90	6.08
Distributions from:
Net realized gain		—	—
Total distributions		—	—
Total increase (decrease) in net asset value		7.90	6.08
Net asset value, ending		$32.97	$25.07

Total return*		31.51%	32.02%
Ratios to average net assets: A
Net investment income (loss)		(.50%)	(.22%)
Total expenses		1.17%	1.10%
Expenses before offsets		1.17%	1.10%
Net expenses		1.17%	1.10%
Portfolio turnover		100%	61%
Net assets, ending (in thousands)		$44,213	$33,192

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.

Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts

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shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www. calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2013, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding

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various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one- and five-year periods ended June 30, 2013 and above the median of its peer group for the three-year period ended June 30, 2013. The Portfolio underperformed the Lipper index for the one-year period ended

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June 30, 2013 and outperformed the Lipper index for the three- and five-year periods ended June 30, 2013. The Board took into account management’s discussion of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits.

The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent

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and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three-, and five-year periods ended June 30, 2013 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the overall performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS					
FRANK H. BLATZ, JR., Esq. AGE: 78	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	17	None
ALICE GRESHAM BULLOCK AGE: 63	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	19	None
M. CHARITO KRUVANT AGE: 68	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	• Acacia Federal Savings Bank (through 10/31/13) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 67	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	19	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 76	Director	1982 CVS 2008 CVP	Retired executive.	17	• Acacia Federal Savings Bank (through 2009)
INTERESTED DIRECTORS					
BARBARA J. KRUMSIEK* AGE: 61	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty LLC.
WILLIAM LESTER* AGE: 56	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company (since May 2009). Mr. Lester is Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	17	• Acacia Federal Savings Bank (through 10/31/13) • Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty LLC • Universal and Inland Insurance Companies • U.S. Bank –Lincoln • Bryan/LGH Health Systems

* The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 27

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS			
KAREN BECKER AGE: 61	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. From March 2009 through October 2012, Ms. Becker also served as Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN WALKER BENDER, Esq. AGE: 55	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 49	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert's municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011),
HUI PING HO, CPA Age: 49	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, ESQ. AGE: 43	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 54	Vice President	2009	Senior Vice President, Equities, of Calvert Investment Management, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 66	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
RONALD M. WOLFSHEIMER, CPA AGE: 61	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

28 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

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Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Services fees paid to auditing firm:

	Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/12
	$	%*	$	% *

(a) Audit Fees	$92,015	0%	$125,375	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$14,600	0%	$19,740	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$106,615	0%	$145,115	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/12
$	%*	$	% *

$292,500	0%	$15,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

             Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:       /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: March 4, 2014

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: March 4, 2014

            /s/ Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 4, 2014